                                                                   EXHIBIT 10.13



                              AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT



                                     AMONG



                             SEPCO INDUSTRIES, INC.
                                  AS BORROWER



                                      AND



                         BARCLAYS BUSINESS CREDIT, INC.
                                   AS LENDER



                                 APRIL 1, 1994

                              TABLE OF CONTENTS

Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   (i)
Preamble  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1

                                                        SECTION 1
                                                   GENERAL DEFINITIONS

1.1.     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
1.2.     Accounting and Other Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
1.3.     Certain Matters of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 2
                                                     CREDIT FACILITY

2.1.     Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2.2.     Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2.3.     All Loans to Constitute One Obligation . . . . . . . . . . . . . . . . . . . . . . . . . .
2.4.     Loan Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 3
                                            INTEREST, FEES, TERM AND REPAYMENT

3.1.     Interest and Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3.2.     Unused Facility Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3.3.     Term of Agreement; Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3.4.     Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3.5.     Application of Payments and Collections  . . . . . . . . . . . . . . . . . . . . . . . . .
3.6.     Statements of Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 4
                                                COLLATERAL:  GENERAL TERMS

4.1.     Security Interest in Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.2.     Lien on Realty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.3.     Pledge of Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.4.     Lien Perfection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.5.     Location of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.6.     Insurance of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4.7.     Protection of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                                        SECTION 5
                                             PROVISIONS RELATING TO ACCOUNTS

5.1.     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . .
5.2.     Assignments, Records and Schedules of Accounts . . . . . . . . . . . . . . . . . . . . . .
5.3.     Administration of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
5.4.     Collection of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 6
                                             PROVISIONS RELATING TO INVENTORY

6.1.     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . .
6.2.     Inventory Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
6.3.     Returns of Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 7
                                             PROVISIONS RELATING TO EQUIPMENT

7.1.     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . .
7.2.     Dispositions of Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 8
                                              REPRESENTATIONS AND WARRANTIES

8.1.     General Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . .
8.2.     Reaffirmation and Survival of Representations and Warranties . . . . . . . . . . . . . . .

                                                        SECTION 9
                                           COVENANTS AND CONTINUING AGREEMENTS

9.1.     Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
9.2.     Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
9.3.     Specific Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 10
                                                   CONDITIONS PRECEDENT

10.1.    Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
10.2.    Other Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 11
                                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

11.1.    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
11.2.    Acceleration of the Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11.3.    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
11.4.    Remedies Cumulative; No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                        SECTION 12
                                                      MISCELLANEOUS

12.1.    Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.2.    Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.3.    Modification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.4.    Reimbursement of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.5.    Indulgences Not Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.6.    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.7.    Successors and Assigns; Participations by Lender . . . . . . . . . . . . . . . . . . . . .
12.8.    Cumulative Effect; Conflict of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.9.    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.10.   Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.11.   Lender's Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.12.   Demand Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.13.   Time of Essence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.14.   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.15.   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.16.   Nonapplicability of Article 5069-15.01 et. seq.  . . . . . . . . . . . . . . . . . . . . .
12.17.   No Preservation or Marshalling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.18.   Governing Law; Consent To Forum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.19.   Waivers By Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.20.   Special Louisiana Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
12.21.   Oral Agreements Ineffective  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXHIBITS:
--------

EXHIBIT A                 Form of Secured Promissory Note (Term Loan)
EXHIBIT B                 Borrower's Business Locations
EXHIBIT C                 Corporate Names
EXHIBIT D                 Litigation
EXHIBIT E                 Form of Compliance Certificate
EXHIBIT F                 Existing Indebtedness
EXHIBIT G                 Real Property
EXHIBIT H                 Form of Legal Opinion

                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made effective as of the 1st day of April, 1994, by and between BARCLAYS BUSINESS CREDIT, INC. ("Lender"), a Connecticut corporation with an office at 2711 North Haskell, Suite 2100, LB 21, Dallas, Texas 75204, and SEPCO INDUSTRIES, INC., a Texas corporation ("Borrower"), with offices at 6500 Brittmoore Road, Houston, Texas 77041.

         WHEREAS, Southern Engine & Pump Company, a Delaware corporation ("SE&P"), Wesco Equipment, Inc., a Delaware corporation ("Wesco"), and Lender have entered into that certain General Loan and Security Agreement dated February 10, 1986 as heretofore amended by amendments dated as of December 19, 1988, and December 31, 1990 (as amended, the "Prior Loan Agreement"); and

         WHEREAS, SE&P, Wesco, and Lender have entered into that certain Amended and Restated Loan and Security Agreement dated January 22, 1992 (the "Prior Restated SE&P Loan Agreement"); and

         WHEREAS, T.L. Walker Bearing Co. ("TLW") and Lender have entered into that certain Loan and Security Agreement dated January 22, 1992 (the "Prior TLW Loan Agreement"); and

         WHEREAS, pursuant to that certain Plan and Agreement of Merger - Wesco Equipment, Inc. Into Southern Engine & Pump Company, dated as of March 1, 1994, Wesco and SE&P agreed that Wesco and SE&P would be merged into a single corporation, by Wesco merging into and with SE&P, with SE&P being the surviving corporation, to exist by virtue of and be governed by the laws of the State of Delaware; and

         WHEREAS, pursuant to that certain Plan and Agreement of Merger - Southern Engine & Pump Company Into Sepco Industries, Inc., dated as of March 1, 1994, SE&P and Borrower agreed that SE&P and Borrower would be merged into a single corporation, by SE&P merging into and with Borrower, with Borrower being the surviving corporation, to exist by virtue of and be governed by the laws of the State of Texas; and

         WHEREAS, pursuant to that certain Plan and Agreement of Merger - T.L. Walker Bearing Co. Into DMS Corporation, dated as of March 1, 1994, TLW and DMS Corporation, a Texas corporation ("DMS"), agreed that TLW and DMS would be merged into a single corporation, by TLW merging into and with DMS, with DMS being the surviving corporation, to exist by virtue of and be governed by the laws of the State of Texas; and

         WHEREAS, pursuant to that certain Plan and Agreement of Merger - DMS Corporation Into Sepco Industries, Inc., dated as of March 1, 1994, DMS and Borrower agreed that DMS and Borrower would be merged into a single corporation, by DMS merging into and with Borrower,





LOAN AND SECURITY AGREEMENT - Page 1
with Borrower being the surviving corporation, to exist by virtue of and be governed by the laws of the State of Texas; and

         WHEREAS, Borrower and Lender now desire to consolidate, amend and restate in their entirety the Prior Restated SE&P Loan Agreement and the TLW Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and other value, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

SECTION 1.       GENERAL DEFINITIONS

         1.1. Defined Terms. When used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquires any interest.

         Account Debtor - any Person who is or may become obligated under or on account of an Account.

         Adjusted Net Earnings From Operations- with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower, all as reflected on the financial statement of Borrower supplied to Lender pursuant to Section 9.1(J) hereof, but excluding:
(a) any gain or loss arising from the sale of capital assets; (b) any gain arising from any write-up of assets; (c) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (d) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;
(e) net earnings of any business entity (other than a Subsidiary) in which Borrower has an ownership interest unless such net earnings shall have actually been received by Borrower in the form of cash distributions; (f) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to Borrower; (g) the earnings of any Person to which any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (h) any gain arising from the acquisition of any Securities of Borrower; and (i) any gain arising from extraordinary or non-recurring items.

         Adjusted Tangible Assets - all assets except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (c) good will; (d) Restricted Investments; (e) unamortized debt discount and expense; (f) assets located and notes and receivables due from obligors outside of the United States of America; and (g) Accounts, notes and other receivables due from Affiliates or employees.





LOAN AND SECURITY AGREEMENT - Page 2

         Adjusted Tangible Net Worth - at any date means a sum equal to: (a) the net book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets of a Person would be shown on a balance sheet at such date in accordance with GAAP, less (b) the amount at which such Person's liabilities (other than capital stock and surplus) would be shown on such balance sheet in accordance with GAAP, plus (c) Subordinated Debt.

         Affiliate - a Person (other than a Subsidiary): (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Borrower; (b) which beneficially owns or holds 5% or more of any class of the voting Securities of Borrower; or (c) 5% or more of the voting Securities (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by Borrower or a Subsidiary of Borrower. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise.

         Agreement - this Second Amended and Restated Loan and Security Agreement, as amended, modified, supplemented or restated from time to time.

         Annual Rate - as defined in Section 3.1(A) of this Agreement.

         Applicable Margin - as defined in Section 3.1(F) of this Agreement.

         Average Daily Availability - the amount obtained by adding the difference between the Borrowing Base and the unpaid balance of Loans owing by Borrower to Lender at the end of each day during the period in question and by dividing such sum by the number of days in such period.

         Average Monthly Loan Balance - the amount obtained by adding the unpaid balance of Revolving Credit Loans owing by Borrower to Lender at the end of each day for each day during the month in question and by dividing such sum by the number of days in such month.

         Bank - Barclays Bank PLC.

         Base Rate - the rate of interest announced or quoted by Bank from time to time as its "base rate" for commercial loans, whether or not such rate is the lowest rate charged by said bank to its most preferred borrowers; and, if the base rate for commercial loans is discontinued by said bank as a standard, a comparable reference rate designated by said bank as a substitute therefor shall be the Base Rate.

         Borrower - Sepco Industries, Inc., a Texas corporation, and the surviving corporation of the mergers of SE&P into Borrower and DMS into Borrower; SE&P being the surviving corporation of the merger of Wesco into SE&P; and DMS being the surviving corporation of the merger of TLW into DMS.





LOAN AND SECURITY AGREEMENT - Page 3

         Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                 (a) Twenty Million Dollars ($20,000,000), minus the unpaid principal balance of the Term Loan at such date; or

                 (b)      an amount equal to:

                                  (i)      85% of the net amount of Eligible
                          Accounts outstanding at such date (as determined by Lender in its sole discretion);

                                                   PLUS

                                  (ii)     the lesser of (A) Nine Million
                          Dollars ($9,000,000) or (B) 50% of the value of Eligible Inventory (as determined by Lender in its sole discretion) at such date consisting of finished goods, calculated on the basis of the lower of cost or fair market value (as determined by Lender in its sole discretion) with the cost of finished goods calculated on a first-in, first-out basis;

                          MINUS (subtract from the sum of clauses (i) and (ii) above)

                                  (iii)    an amount equal to the sum of (A)
                          the face amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the Other Agreements or otherwise.

         For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts, (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

         Business Day - a day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions in such state are closed.

         Capital Expenditures - expenditures made and liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to capitalized lease obligations.





LOAN AND SECURITY AGREEMENT - Page 4

         Cash Flow - with respect to any fiscal period, means the Adjusted Net Earnings From Operations of Borrower for such period, plus non-cash charges in respect to depreciation and amortization for such period minus Capital Expenditures made during such period, minus scheduled principal payments on Indebtedness for such period.

         Closing Date - the date on which all of the conditions precedent in
Section 10 are satisfied and the initial Loan is made hereunder.

         Code - the Uniform Commercial Code as adopted and in force in the State of Texas, as from time to time in effect.

         Collateral - all of the Property and interests in Property described in Section 4 hereof, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

         Commitment - Twenty Million Dollars ($20,000,000.00).

         Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded there from.

         Current Liabilities - at any date means the amount at which all of the current liabilities of a Person would be properly classified as current liabilities on a balance sheet at such date in accordance with GAAP excluding the Loans and current maturities of any long-term indebtedness.

         Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         Default Rate - as defined in Section 3.1(A) of this Agreement.

         Distribution - in respect of any corporation means and_includes: (a) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (b) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

         Dominion Account - a special account of Borrower established by Borrower pursuant to this Agreement at a bank selected by Borrower, but acceptable to Lender, in its sole discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

         Eligible Account - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition or services which Lender, in its credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:





LOAN AND SECURITY AGREEMENT - Page 5

                 (a) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

                 (b) it is unpaid for more than 60 days after the original due date shown on the invoice; or

                 (c) it is due or unpaid more than 90 days after the original invoice date; or

                 (d) 20% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

                 (e) the total unpaid Accounts of the Account Debtor exceed 25% of the net amount of all Accounts, to the extent of such excess; or

                 (f) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or

                 (g) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

                 (h) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or if the Account Debtor has ceased to be Solvent or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                 (i) it arises from a sale to an Account Debtor outside the United States; or

                 (j) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

                 (k) Lender in good faith believes that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or

                 (l) the Account Debtor is the United States of America or any department, agency or instrumentality thereof; or





LOAN AND SECURITY AGREEMENT - Page 6

                 (m) the Account Debtor is located in the State of New Jersey or Minnesota, unless Borrower has filed a Notice of Business Activities Report with the appropriate officials in those states for the then current year; or

                 (n) the Account is subject to a Lien other than a Permitted Lien; or

                 (o) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

                 (p) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Lender, to the extent such Account exceeds such limit; or

                 (q) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

                 (r) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

                 (s) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; or

                 (t) the Account arises from a retail sale of goods to a Person who is purchasing same primarily for personal, family or household purposes.

         Eligible Inventory - such Inventory of Borrower which Lender, in its credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in Lender's good faith opinion, it

                 (a)      is raw materials or finished goods,

                 (b)      is in good, new and saleable condition,

                 (c)      is not obsolete or unmerchantable,

                 (d) has been owned by Borrower for not more than twelve months,

                 (e) meets all standards imposed by any governmental agency or authority,

                 (f) conforms in all respects to the warranties and representations set forth in Section 6.1 hereof,





LOAN AND SECURITY AGREEMENT - Page 7

                 (g) is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien, and

                 (h)      is situated at a location in compliance with Section
         4.5 hereof and is not in transit.

         Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

         Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         ERISA - the Employee Retirement Income Security Act of 1974, and all rules and regulations from time to time promulgated thereunder.

         Excess - as defined in Section 3.1(C) of this Agreement.

         Event of Default - as defined in Section 11.1 of this Agreement.

         GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

         General Intangibles - all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

         Guarantors - David Little, Southern Engine & Pump Company (formerly known as Sepco Compression Services, Inc.), T.L. Walker Bearing Co. (formerly known as Sepco Power Products, Inc.) and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

         Guaranty Agreements - the Continuing Guaranty Agreements which are to be executed by Guarantors in form and substance satisfactory to Lender.





LOAN AND SECURITY AGREEMENT - Page 8

         Indebtedness - as applied to a Person means, without duplication (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, capitalized lease obligations, (ii) all obligations of other Persons which such Person has guaranteed and (iii) in the case of Borrower (without duplication), the Obligations.

         Inventory - all of Borrower's inventory, whether now owned or hereafter acquired, and wherever located, including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing.

         LC Guaranty - a guaranty executed by Lender at Borrower's request in favor of a Person who has issued a Letter of Credit.

         Letter of Credit - a letter of credit at any time issued for the account of Borrower.

         Leverage Ratio - at any date means the ratio of the Indebtedness of Borrower to Adjusted Tangible Net Worth of Borrower.

         Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

         Loan Account - the loan account established on the books of Lender pursuant to Section 2.4 of this Agreement.

         Loan Documents - this Agreement and the Other Agreements.

         Loans - all loans and advances made by Lender pursuant to this Agreement, including, without limitation, all Revolving Credit Loans and the Term Loan.

         Maximum Legal Rate - as defined in Section 3.1(B) of this Agreement.

         Mortgages - the mortgages and deeds of trust, and extension and modification agreements as required by Lender with respect to presently recorded mortgages and deeds of trust, to be executed by Borrower and/or Guarantor on or about the Closing Date in favor of Lender and by which Borrower and/or Guarantor shall grant and convey to Lender, as security for the Obligations, a first priority Lien upon all real Property of Borrower wherever located and that real Property described in Exhibit G hereto.





LOAN AND SECURITY AGREEMENT - Page 9

         Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the Other Agreements or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorney's fees and any other sums chargeable to Borrower under this Agreement or any of the Other Agreements.

         Original Term - as defined in Section 3.3(A) of this Agreement.

         Other Agreements - any and all agreements, instruments and documents heretofore, now or hereafter executed by Borrower or Guarantors, as the case may be, and delivered to Lender in respect to the transactions contemplated by this Agreement, including, without limitation, the Term Note, the Shareholder Pledge Agreement, the Guaranty Agreements and the Mortgages.

         Overadvance - as defined in Section 2.1 of this Agreement.

         Participating Lender - each Person who shall be granted the right by Lender to participate in any of the Loans described in this Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

         Permitted Liens - any Lien of a kind specified in subparagraphs (i) through (viii) of Section 9.2(E) of this Agreement.

         Person - an individual, partnership, corporation, joint stock company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

         Prohibited Transaction - any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

         Projections - Borrower's forecasted (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         Purchase Money Lien - a Lien upon fixed assets granted by Borrower to secure Indebtedness incurred by Borrower to purchase such fixed assets.





LOAN AND SECURITY AGREEMENT - Page 10

         Renewal Terms - as defined in Section 3.3(A) of this Agreement.

         Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

         Restricted Investment - any investment in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following: (a) investments in one or more Subsidiaries of Borrower; (b) Property to be used in the ordinary course of business; (c) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower; (d) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and (f) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

         Revolving Credit Loan - a Loan made by Lender as provided in Section
2.1 of this Agreement.

         Schedule of Accounts - as defined in Section 5.2 of this Agreement.

         Security - shall have the same meaning as in Section 2(l) of the Securities Act of 1933, as amended.

         Shareholder Pledge Agreement - the Pledge Agreement to be executed by Gary Allcorn, Trustee, in form and substance acceptable to Lender, by which Gary Allcorn, Trustee, grant to Lender a first priority security interest in and to approximately 53% of all of the common stock of Borrower.

         Solvent - as to any Person, such Person (a) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (b) is able to pay all of its Indebtedness as such Indebtedness matures, and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

         Subordinated Debt - Indebtedness of Borrower to whose existence Lender has consented in writing and that is subordinated to the Obligations pursuant to a written agreement acceptable to Lender in all respects as to both form and substance.

         Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the voting Securities at the time of determination.





LOAN AND SECURITY AGREEMENT - Page 11

         Term Loan - the Loan described in Section 2.2 of this Agreement.

         Term Note - the Secured Promissory Note to be executed by Borrower on or about the Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of Exhibit A attached hereto.

         Working Capital - at any date means Current Assets minus Current Liabilities.

         1.2. Accounting and Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with that applied in preparation of the financial statements referred to in Section 9.1(J), and all financial data pursuant to the Agreement shall be prepared in accordance with such principles. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

         1.3. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to this Agreement or any of the Other Agreements, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

SECTION 2.       CREDIT FACILITY

         2.1. Revolving Credit Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make Revolving Credit Loans to Borrower from time to time, in amounts determined by Lender in its sole discretion, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time. If the unpaid balance of the Revolving Credit Loans should exceed the Borrowing Base or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all benefits thereof. Insofar as Borrower may request and Lender may be willing in its sole and absolute discretion to make Revolving Credit Loans to Borrower at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), Lender shall enter such Overadvances as debits in the Loan Account. All Overadvances shall be payable ON DEMAND, shall be secured by the Collateral and shall bear interest as provided herein for Revolving Credit Loans generally. The Revolving Credit Loans shall be used solely for the satisfaction of existing Indebtedness of Borrower to and for Borrower's general operating capital needs to the extent not inconsistent with the provisions of this Agreement.





LOAN AND SECURITY AGREEMENT - Page 12

         2.2. Term Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in the principal amount of $1,329,277.37. The Term Loan shall be repayable in accordance with the terms of the Term Note and shall be secured by the Collateral. The proceeds of the Term Loan shall be used by Borrower for the purpose of consolidating and refinancing, in Borrower's name, (a) that certain promissory note in the original principal sum of $2,000,000, executed by SE&P, payable to the order of Lender, the proceeds of which were used by SE&P for paying for costs associated with SE&P's building expansion project in New Orleans, Louisiana and for working capital purposes, and (b) that certain promissory note in the original principal sum of $500,000, executed by TLW, payable to the order of Lender, the proceeds of which were used by TLW for the purpose of refinancing existing term indebtedness owing to Marine Midland Business Credit, Inc., First National Bank of Livingston, Texas and certain other lenders or to provide working capital for TLW in the ordinary course of business. If Borrower sells any of the Equipment or real Property, or if any of the Collateral is taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Borrower from such sale or condemnation less any state or federal income tax directly attributable thereto.

         2.3. All Loans to Constitute One Obligation. All Loans shall constitute one general obligation of Borrower, and shall be secured by Lender's security interest in and Lien upon all of the Collateral, and by all other security interests and Liens heretofore, now or at any time or times hereafter granted by Borrower to Lender.

         2.4. Loan Account. Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Borrower and any other Obligation.

SECTION 3.       INTEREST, FEES, TERM AND REPAYMENT

         3.1.    Interest and Charges.

                 (A) Interest shall accrue on the Term Loan in accordance with the terms of the Term Note and, subject to Section 3.1(F), shall accrue on the principal amount of the Revolving Credit Loans outstanding at the end of each day at the lesser of (i) a fluctuating rate per annum equal to the Applicable Margin (determined in accordance with Section 3.1(F) hereof) above the Base Rate (the "Annual Rate") or (ii) the Maximum Legal Rate. After the date hereof, the Annual Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last





LOAN AND SECURITY AGREEMENT - Page 13

Business Day immediately preceding the date hereof. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof, and shall be payable monthly, in arrears, on the first day of each month; provided, however, that interest at the Maximum Legal Rate shall be computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of the Obligations shall bear interest at the lesser of (i) the Maximum Legal Rate or (ii) a fluctuating rate per annum, calculated daily (computed on the actual days elapsed over a year of 360 days), equal to 4.0% above the Base Rate (the "Default Rate").

                 (B) Notwithstanding the foregoing or any other provision in this Agreement, (i) if at any time the amount of interest computed on the basis of the Annual Rate or the Default Rate would exceed the amount of such interest computed upon the basis of the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate"), the interest payable under this Agreement shall be computed upon the basis of the Maximum Legal Rate, but any subsequent reduction in the Annual Rate or Default Rate, as applicable, shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Agreement equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Annual Rate or Default Rate, as applicable; and (ii) unless preempted by federal law, the Annual Rate or Default Rate, as applicable, from time to time in effect hereunder may not exceed the "indicated ceiling rate" from time to time in effect under Tex. Rev. Civ. Stat. Ann. art 5069-1.04(c) (Vernon 1987).

                 (C) No agreements, conditions, provisions or stipulations contained in this Agreement or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other agreement between Borrower and Lender, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, interest exceeding the Maximum Legal Rate. In no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ("Excess"), Borrower acknowledges and stipulates that any such contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Base Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender,





LOAN AND SECURITY AGREEMENT - Page 14
based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Agreement shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.

                 (D) The provisions of Section 3.1(C) shall be deemed to be incorporated into every document or communication relating to the Obligations which sets forth or prescribes any account, right or claim or alleged account, right or claim of Lender with respect to Borrower (or any other obligor in respect of Obligations), whether or not any provision of
Section 3.1 is referred to therein. All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations and obligations of the Borrower (or other obligor) asserted by Lender thereunder, be automatically recomputed by Borrower or obligor, and by any court considering the same, to give effect to the adjustments or credits required by Section 3.1(C).

                 (E) If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement or the Other Agreements than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable upon demand.

                 (F) "Applicable Margin" initially shall mean 1.00%. Thereafter, the Applicable Margin shall be adjusted upward on a monthly basis as follows:

                 (i) Commencing with June, 1994, if the Average Daily Availability is $1,500,000 or less for any month (the "Test Month"), the Applicable Margin for the month immediately succeeding the Test Month will equal 1.75%; and

                 (ii) Commencing with June, 1994, if the Average Daily Availability is less than $2,000,000 but greater than $1,500,000 for any Test Month, the Applicable Margin for the month immediately succeeding the Test Month will equal 1.50%.

         3.2. Unused Facility Fee. From the date hereof, Borrower agrees to pay to Lender a quarterly unused facility fee, equal to one-quarter percent (0.25%) per annum of the average daily unused portion of the Commitment, payable quarterly in arrears, the first payment being due on July l, 1994 and continuing on the first day of each July, October, January and April thereafter during the term of this Agreement and upon the termination hereof. The first payment due on July 1, 1994 shall include also payment to Lender of the unused facility fees, if any, that accrued pursuant to the terms of the Prior Restated SE&P Loan Agreement and the Prior TLW Loan Agreement during the period beginning April 1, 1994 and ending May 31, 1994.





LOAN AND SECURITY AGREEMENT - Page 15

         3.3.    Term of Agreement; Termination.

                 (A) Subject to Lender's right to cease making Loans to Borrower at any time upon or after the occurrence of a default or an Event of Default, the provisions of this Agreement shall be in effect for a period from the date hereof, through and including January 2, 1997 (the "Original Term"). Upon written request by Borrower, Lender may, in its sole and absolute discretion, renew this Agreement for any number of successive one year periods thereafter (a "Renewal Term"), but Lender shall have no obligation to do so.

                 (B) Upon at least 90 days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. It is understood that Borrower may elect to terminate this Agreement in its entirety only; no section or lending facility may be terminated singly.

                 (C) At the effective date of any such termination by Borrower, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 0.5% of the highest of the Average Monthly Loan Balances outstanding pursuant to Section 2.1 during the twelve month period ending on the date of termination if termination occurs at any time prior to January 2, 1997 or during any Renewal Term thereafter. If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable.

                 (D) All of the Obligations shall be forthwith due and payable upon any termination of this Agreement. Except as otherwise expressly provided in this Agreement or any of the Other Agreements, no termination or cancellation (regardless of cause or procedure) of this Agreement or any of the Other Agreements shall in any way affect or impair the rights, powers or privileges of Lender or the obligations or liabilities of Borrower in any way relating to (i) any transaction or event occurring prior to such termination or cancellation or (ii) any of the undertakings, agreements, covenants, warranties or representations of Borrower contained in this Agreement or any of the Other Agreements. All such undertakings, agreements, covenants, warranties and representations of Borrower shall survive such termination or cancellation, and, notwithstanding such termination or cancellation, Lender shall retain its Liens in the Collateral and all of its rights and remedies under this Agreement and the Other Agreements until Borrower has paid the Obligations to Lender, in full, in immediately available funds.

         3.4. Payments. Principal and interest on the Term Loan shall be payable as provided in the Term Note. Except where evidenced by notes or other instruments issued or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.4 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

                 (A) Principal payable on account of Revolving Credit Loans made by Lender to Borrower, shall be payable by Borrower to Lender immediately upon the earliest of (i) the





LOAN AND SECURITY AGREEMENT - Page 16
receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement; provided, however, that if the principal balance of Revolving Credit Loans outstanding at any time shall exceed the Borrowing Base at such time, Borrower shall, on demand, repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess.

                 (B) Interest accrued on the Obligations shall be due on the earliest of (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement; provided, however, that Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge to the Loan Account hereunder as a Revolving Credit Loan, a sum sufficient each month to pay all interest accrued on the Obligations during the immediately preceding month.

                 (C) The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement or the Other Agreements, or on demand, whichever is earlier.

                 (D) All proceeds (less income taxes directly attributable to such sale), up to a maximum amount of $300,000, received by Borrower from the sale of its Metairie, Louisiana facility located at 1119 Central Avenue, Metairie, Louisiana shall be applied as a pre-payment of installments of principal on the Term Note in inverse order of maturity; such prepayments will not be subject to any prepayment penalty.

         3.5. Application of Payments and Collections. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by Section 5.4 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists. In no event shall such credit balance be applied or be deemed to have been applied as a prepayment of the Term Loan unless so requested by Borrower, but Lender may offset such credit against the Obligations upon or after the occurrence of any Event of Default.

         3.6. Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each account is





LOAN AND SECURITY AGREEMENT - Page 17
mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4.       COLLATERAL:  GENERAL TERMS

         4.1. Security Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing security interest in and Lien upon all of the Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located including, without limitation, the following:

                 (A)      Accounts;

                 (B)      Inventory;

                 (C)      Equipment;

                 (D)      General Intangibles;

                 (E) all monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee of Lender;

                 (F) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A), (B), (C), (D) and
(E) above, including, without limitation, Proceeds of and unearned premiums with respect to insurance Policies insuring any of the Collateral; and

                 (G) all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (A), (B), (C), (D), (E) or (F) above.

         4.2. Lien on Realty. The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by the Mortgages upon all real Property of Borrower described therein. Borrower shall deliver to Lender, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Lender insuring Lender as mortgagee; such policies shall be in form and substance satisfactory to Lender and shall insure a valid first Lien in favor of Lender on the Property covered thereby, subject only to those exceptions acceptable to Lender and its counsel. Borrower shall deliver to Lender such other documents, including, without limitation, as-built survey prints of the real Property, as Lender and its counsel may reasonably request relating to the real Property subject to the Mortgage.

         4.3. Pledge of Note. The due and punctual payment and performance of the Obligations shall also be secured by the pledge and security interest created by the Pledge of Note, dated as of December 2, 1992, covering that certain promissory note in the principal





LOAN AND SECURITY AGREEMENT - Page 18
amount of $290,000.00, executed by Independent Supply, Inc., payable to the order of Bearer. Borrower shall deliver to Lender the original of the note, together with such other documents as Lender and its counsel may reasonably request relating to the note.

         4.4. Lien Perfection. Borrower agrees to execute the UCC-l financing statements provided for by the Code or otherwise together with any and all other instruments, assignments or documents and shall take such other action as may be reasonably required to perfect or to continue the perfection of Lender's security interest in the Collateral as a first priority Lien subject to Permitted Liens only. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, Photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         4.5. Location of Collateral. All Collateral, other than Inventory in transit, will at all times be kept by Borrower at one or more of the business locations set forth in Exhibit B and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default, for sales of Inventory in the ordinary course of business and dispositions of Equipment that are authorized by Section 7.2 hereof.

         4.6. Insurance of Collateral. Borrower agrees to maintain and pay for insurance upon all Collateral wherever located, in storage or in transit in vehicles, including goods evidenced by documents, covering casualty, hazard, public liability and such other risks and in such amounts and with such insurance companies as shall be reasonably satisfactory to Lender to insure Lender's interest in the Collateral. Borrower shall deliver the originals of such policies to Lender with satisfactory endorsements naming Lender as loss payee and as mortgagee pursuant to a standard mortgagee clause. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at Borrower's expense, procure the same, but shall not be required to do so. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

         4.7. Protection of Collateral. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all taxes imposed by any governmental authority on any Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge the Loan Account therefor. Borrower agrees to reimburse Lender promptly therefor with interest accruing thereon daily at the Default Rate.
All sums so paid or incurred by Lender for any of the foregoing and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses, and court costs) which Lender may incur in enforcing or protecting its Lien on or rights and interest in the Collateral or any of its rights or remedies, together with interest at the





LOAN AND SECURITY AGREEMENT - Page 19

Default Rate, shall be considered Obligations hereunder secured by all Collateral. Lender shall not be liable or responsible in any way for the safekeeping of any Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

SECTION 5.       PROVISIONS RELATING TO ACCOUNTS

         5.1. Representations, Warranties and Covenants. With respect to all Accounts, Borrower represents and warrants to Lender that Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts, and, unless otherwise indicated in writing to Lender, that with respect to each
Account: it is genuine and in all respects what it purports to be, and it is not evidenced by a judgment; it arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor; it is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services; such Account, and Lender's security interest therein, is not, and will not be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason; Borrower has made no agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto; there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto; to the best of Borrower's knowledge, the Account Debtor thereunder is Solvent and, at the time any contract or other document giving rise to the Account was executed, such Account Debtor had the capacity to contract; and Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility of such Account.

         5.2. Assignments, Records and Schedules of Accounts. If requested to do so by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly (or, if requested by Lender, daily), together with copies of invoices or invoice registers related thereto.
Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on a daily basis a sales and collections report for the preceding day, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form satisfactory to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"),





LOAN AND SECURITY AGREEMENT - Page 20
and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. If any amounts due and owing in excess of $50,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

         5.3. Administration of Accounts. Upon the granting of any discounts, allowances or credits by Borrower that are not shown on the face of the invoice for the Account involved, Borrower shall promptly report such discounts, allowances or credits, as the case may be, to Lender and in no event later than the time of its submission to Lender of the next Schedule of Accounts as provided in Section 5.2. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge the Loan Account therefor. Whether or not a Default or an Event of Default has occurred, Lender shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

         5.4. Collection of Accounts. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in the Dominion Account. After the occurrence of an Event of Default, Lender shall have the right to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees, to Borrower. Lender has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations on the first Business Day after Lender's receipt of payment in Chicago, Illinois, in immediately available funds.

SECTION 6.       PROVISIONS RELATING TO INVENTORY

         6.1. Representations, Warranties and Covenants. With respect to Inventory, Borrower represents and warrants to Lender that Lender may rely, in determining which items of Inventory constitute Eligible Inventory, on all statements and representations made by Borrower with respect to any Inventory and that: All Inventory is presently and will continue to be located at Borrower's places of business listed on Exhibit B and will not be removed therefrom except as authorized by Section 4.4 of this Agreement; no Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Lender's prior written consent; no Inventory is or will be consigned to any Person without Lender's prior





LOAN AND SECURITY AGREEMENT - Page 21
written consent; and no Inventory is or will be produced in violation of the Fair Labor Standards Act.

         6.2. Inventory Reports. Borrower agrees to furnish Lender with Inventory reports at such times as Lender may request, but at least once each month. Such reports shall be in form and detail satisfactory to Lender. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall in its discretion request.

         6.3. Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $20,000, Borrower shall notify Lender of the same immediately, specifying the reason for such return and the location and condition of the returned Inventory.

SECTION 7.       PROVISIONS RELATING TO EQUIPMENT

         7.1. Representations, Warranties and Covenants. With respect to the Equipment, Borrower represents, warrants and covenants to and with Lender that the Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of Lender, and Borrower will not permit any of the Equipment to become an accession to any personal Property other than Equipment subject to first priority Liens in favor of Lender or subject to Permitted Liens. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment (including, without limitation, certificates of title and applications for title). Borrower shall maintain accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with Section 7.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender.

         7.2. Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (A) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $150,000 or less, provided that all proceeds thereof are turned over to Lender, or (B) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement





LOAN AND SECURITY AGREEMENT - Page 22

Equipment shall be free and clear of Liens other than Permitted Liens, Borrower shall give Lender at least five days prior written notice of such disposition and Borrower shall turn over to Lender all proceeds realized from any such disposition.

SECTION 8.       REPRESENTATIONS AND WARRANTIES

         8.1. General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender as follows:

                 (A) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas; has duly qualified and is authorized to do business and is in good standing as a foreign corporation in all states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary; and has not been known as or used any corporate, fictitious or trade names in the past seven years except as disclosed on Exhibit C attached hereto and made a part hereof.

                 (B) Borrower has the right and power and is duly authorized to enter into, deliver and perform this Agreement and each of the Other Agreements to which it is a party, and this Agreement is, and each of the Other Agreements when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with their respective terms.

                 (C) Borrower is not engaged principally, or as one of its important activities, in the business of purchasing or carrying "margin stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loans to Borrower will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U or X of said Board of Governors.

                 (D) Borrower has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections, and franchises which materially affect its ability to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                 (E) Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others.

                 (F) Except as set forth on Exhibit D attached hereto and made a part hereof, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Properties in any court or before any governmental authority or arbitration board or tribunal, and no action, suit, proceeding or investigation shown on Exhibit D involves the possibility of materially and adversely affecting





LOAN AND SECURITY AGREEMENT - Page 23
the Properties or condition (financial or otherwise) of Borrower or the ability of Borrower to perform this Agreement.

                 (G) Borrower has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of its other Property, in each case, free and clear of all Liens except Permitted Liens.

                 (H) The balance sheet of Borrower and such other Persons described therein as of March 31, 1994, and the related statements of income, for the periods ended on such dates, have been prepared, to the best of Borrower's knowledge, in accordance with GAAP (except for changes in application in which Borrower's independent certified public accountants concur), and present fairly the financial positions of Borrower at such dates and the results of Borrower's operations for such periods. Since March 31, 1994, there has been no material change in the condition, financial or otherwise, of Borrower and such other Persons as shown on the balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by Borrower or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower for accounting purposes ends on December 31 of each year.

                 (I) There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits, or condition (financial or otherwise) of Borrower or the ability of Borrower to perform this Agreement.

                 (J) Borrower has not received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a material adverse change in the financial condition of Borrower (including, but not limited to, any Reportable Event or Prohibited Transaction) exists in connection with any Plan. Borrower has no withdrawal liability in connection with a Multi-Employer Plan.

                 (K) Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees and other governmental charges that are due and payable.

                 (L) Borrower has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its Properties or the conduct of its business.

                 (M) No Default or Event of Default will exist or result from the execution and delivery of this Agreement or Borrower's performance hereunder.

                 (N) There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.





LOAN AND SECURITY AGREEMENT - Page 24

         8.2. Reaffirmation and Survival of Representations. Each request for a Loan made by Borrower pursuant to this Agreement or any of the Other Agreements shall constitute (A) an automatic representation and warranty by Borrower to Lender that there does not then exist any Default or Event of Default, and (B) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the Other Agreements are true in all material respects, except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit hereto either materially inaccurate or materially incomplete, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement. Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement or any of the Other Agreements shall be true at the time of Borrower's execution of this Agreement and the Other Agreements, and shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.       COVENANTS AND CONTINUING AGREEMENTS

         9.1. Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                 (A) Pay and discharge all taxes, assessments and governmental charges upon it, its income and Properties as and when such taxes, assessments and charges are due and payable, except and to the extent only that such taxes, assessments and charges are being actively contested in good faith and by appropriate proceedings, Borrower maintains adequate reserves on its books there for and the nonpayment of such taxes does not result in a Lien upon any Properties or Borrower other than a Permitted Lien. Borrower shall also pay and discharge any lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties except for Permitted Liens.

                 (B) File all federal, state and local tax returns and other reports Borrower is required by law to file and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon it, its income, or its profits, or upon any Property belonging to it.

                 (C) Pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution (including, without limitation, any reasonable fees paid by Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender of proceeds of loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender, of any check or item of payment received or delivered to Lender on account of the Obligations.





LOAN AND SECURITY AGREEMENT - Page 25

                 (D) Preserve and maintain its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary.

                 (E) Maintain its Properties in good condition and make all necessary renewals, repairs, replacements, additions and improvements thereto.

                 (F) Comply with all laws, ordinances, governmental rules and regulations to which it is subject, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the Properties or condition (financial or otherwise) of Borrower.

                 (G) (i) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan; (ii) promptly after the filing thereof, furnish to Lender copies of any annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Affiliates subject to said Section; (iii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which Borrower believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer the Plan; and (iv) furnish to Lender, promptly upon Lender's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

                 (H) Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP (to the best of Borrower's knowledge) reflecting all its financial transactions.

                 (I) Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower, inspect and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

                 (J) Cause to be prepared and furnished to Lender the following (all to be kept and prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and are consistent with
GAAP): (i) as soon as possible, but not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower as of the end of such year, certified as to the statements by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which such accounting firm concurs) and an unaudited financial statement of Borrower, certified by the principal financial officer of Borrower as prepared in accordance with GAAP to the best of his knowledge and fairly presenting the





LOAN AND SECURITY AGREEMENT - Page 26
financial position and results of operations of Borrower for such year; and
(ii) as soon as possible, but not later than 30 days after the end of each month hereafter, unaudited interim financial statements of Borrower as of the end of such month and of the portion of Borrower's fiscal year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP to the best of his knowledge, and fairly presenting the financial position and results of operations of Borrower for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes. Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1(J), Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this Section 9.1(J), Borrower shall cause to be prepared and furnished to Lender a certificate from the chief financial officer of Borrower certifying to Lender that to the best of his knowledge, Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon Borrower in this Agreement and the Other Agreements and that no Default or Event of Default has occurred, or, if such Default or Event of Default has occurred, specifying the nature thereof.

                 (K) At Lender's request, promptly execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to perfect or to continue the perfection of Lender's Liens as first priority Liens subject only to Permitted Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the Other Agreements.

                 (L) Within 30 days after the end of each month, or more frequently if requested by Lender, cause the chief financial officer of Borrower to prepare and deliver to Lender a Compliance Certificate in the form of Exhibit E attached hereto, with appropriate insertions.

                 (M) As soon as available, and in any event no later than 60 days after the end of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming three fiscal years, year by year, and the forthcoming fiscal year, month by month.

         9.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                 (A) Merge or consolidate, or permit any Subsidiary to merge or consolidate, with any Person; nor acquire all or any substantial part of the Properties of any Person.





LOAN AND SECURITY AGREEMENT - Page 27

                 (B) Make any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person in excess of an aggregate $100,000 outstanding at any time for all such loans, except those advances or loans made to various employees as identified in Exhibits I and J.

                 (C) Enter into any transaction with any Affiliate or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower.

                 (D) Guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Indebtedness of any Person except by endorsement of instruments or items of payment for deposit or collection.

                 (E) Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:
(i) Liens at any time granted in favor of Lender; (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being contested as permitted by Section 9.1(A) hereof, but only if in Lender's judgment such Lien does not affect adversely Lender's rights or the priority of Lender's Lien in the Collateral; (iii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if the payment thereof is not at the time required and only if such Liens are junior to the Liens in favor of Lender; (iv) Liens resulting from deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; (v) attachment, judgment and other similar non-tax Liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such Liens is and continues to be effectively stayed and bonded on appeal in a manner satisfactory to Lender for the full amount thereof, the validity and amount of the claims secured thereby are being actively contested in good faith and by appropriate lawful proceedings and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business; (vi) reservations, exceptions, easements, rights of way, and other similar encumbrances affecting real Property, provided that, in Lender's judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of Borrower's business and, if said real Property constitutes Collateral, Lender has consented thereto; and (vii) such other Liens as Lender may hereafter approve in writing.

                 (F) Make any payment of any part or all of any Subordinated Debt in violation of the subordination agreement relating to such Subordinated Debt or voluntarily prepay any Subordinated Debt; or enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements evidencing or relating to any Subordinated Debt.





LOAN AND SECURITY AGREEMENT - Page 28

                 (G)      Declare or make any Distributions.

                 (H) Hereafter create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary to whose existence Lender has consented.

                 (I) Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, exceed $350,000 during any fiscal year of Borrower.

                 (J) Transfer its principal place of business or chief executive office, or open new manufacturing plants, or transfer existing manufacturing plants, or maintain warehouses or records with respect to Accounts or Inventory, to or at any locations other than those at which the same are presently kept or maintained, as set forth on Exhibit B hereto, except upon at least 60 days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender to perfect or continue the perfection of Lender's Lien and security interest hereunder.

                 (K) Enter into any new business or make any material change in any of Borrower's business objectives, purposes and operations.

                 (L) Sell, lease or otherwise dispose of any of its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of Borrower's business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to Borrower by a Subsidiary or (iii) dispositions expressly authorized by this Agreement.

                 (M) Use any corporate name (other than its own) or any fictitious name, tradestyle or "d/b/a" except for names disclosed in writing to Lender on or before the Closing Date.

                 (N) Permit the total annual compensation (including, without limitation, salaries, fees, bonuses, commissions and other payments, whether direct or indirect, in money, or otherwise but specifically excluding compensation from existing employee incentive agreements) of its officers, shareholders and directors to exceed during any fiscal year of Borrower 110% of the amount paid during the preceding fiscal year.

                 (O) Own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to Lender to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G, T, U, or X or any other regulation of the Federal Reserve Board then in effect.

                 (P)      Make or have any Restricted Investment.





LOAN AND SECURITY AGREEMENT - Page 29

                 (Q) Change its fiscal year or permit any Subsidiary to have a fiscal year different from that of Borrower.

                 (R) Create, assume or suffer to exist any indebtedness for borrowed money or issue or sell any obligation of Borrower (whether absolutely, concurrently or otherwise), excluding only (i) the Obligations;
(ii) accounts payable and accrued liabilities arising in the ordinary course of Borrower's business; (iii) indebtedness incurred for the payment of Capital Expenditures permitted by this Agreement; (iv) existing indebtedness of Borrower which shall have been approved in writing by Lender, and which shall be set forth on Exhibit F attached hereto and made a part hereof (and to the extent set forth on Exhibit F, such indebtedness is approved by Lender); and
(v) such other indebtedness as Lender may hereafter approve in writing.

         9.3. Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there - are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                 (A) Maintain positive Cash Flow, measured on a rolling three-month basis at the end of each calendar month, for the three-month period that ends as of the end of each calendar month, from and including the calendar month ending March 31, 1994. Cash Flow during any portion of a three-month period that includes any month prior to March l, 1994 will be determined on a consolidated basis.

                 (B) Maintain positive Cash Flow, measured on an annual basis at the end of each fiscal year of Borrower, for the twelve-month period that ends as of the end of such fiscal year of Borrower, from and including the fiscal year of Borrower ending December 31, 1994. Cash Flow during the period from January l, 1994 to March l, 1994 will be determined on a consolidated basis.

                 (C) Maintain at all times a ratio of (i) the aggregate Indebtedness of Borrower to (ii) Adjusted Tangible Net Worth of Borrower of not more than 5.0 to one.

                 (D) Maintain at all times a ratio of Current Assets to Current Liabilities of not less than 2.0 to one.

SECTION 10.      CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Agreement or any of the Other Agreements, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender will not make any Loan under Section 2 of this Agreement unless and until each of the following conditions has been and continues to be satisfied, all in form and substance satisfactory to Lender and its counsel:

         10.1. Documentation. Lender shall have received the following documents, each in form and substance satisfactory to Lender and its counsel:





LOAN AND SECURITY AGREEMENT - Page 30

                 (A) certified copies of Borrower's casualty insurance policies, together with endorsements naming Lender as loss payee and as mortgagee pursuant to a standard mortgagee clause, and certified copies of Borrower's liability insurance policies, together with endorsements naming Lender as a co-insured;

                 (B) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence that such Liens constitute valid and perfected security interests and Liens, having the Lien priority specified in Section 4.3 hereof;

                 (C) landlord or warehouseman agreements with respect to all premises leased by Borrower; except that, in the instances where Lender has received landlord or warehouseman agreements with respect to all premises originally leased by SE&P or TLW, confirmation letters with respect to occupation of the premises by Borrower, as the successor-in-interest, shall be satisfactory;

                 (D) a copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified within 15 days before the closing by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                 (E) a copy of the bylaws of Borrower, and all amendments thereto, certified as of the closing date by the Secretary of the Borrower;

                 (F) good standing certificates for Borrower, issued within 15 days before the closing by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its Properties necessitates qualification;

                 (G) a closing certificate signed by the chief executive officer and chief financial officer of Borrower dated as of the date hereof, stating that (i) the representations and warranties set forth in Section 8 hereof are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred or is continuing;

                 (H) Guaranty Agreements and security agreements from each Guarantor for the benefit of Lender;

                 (I) the Other Agreements duly executed and delivered by Borrower and/or the Guarantors, as appropriate;

                 (J) the written opinion of Fouts & Moore, L.L.P., counsel to Borrower and Guarantors, regarding Borrower, Guarantors, the Loan Documents and the transactions contemplated by this Agreement and the Other Agreements, the form of which is attached hereto as Exhibit H;





LOAN AND SECURITY AGREEMENT - Page 31

                 (K) certificates evidencing 53% of the issued and outstanding common stock of Borrower, with the duly executed blank stock powers attached;

                 (L) fully paid endorsements to presently issued policies, issued by a title insurance company satisfactory to Lender, each in an amount equal to not less than the fair market value of the real Property or leasehold interest, as the case may be, described in Exhibit G, insuring the Mortgage to create a valid Lien on all real Property described in Exhibit G, with the priority set forth in Exhibit G, with no exceptions (other than prior Liens as noted in Exhibit G) which Lender shall not have approved in writing and no survey exceptions; and

                 (M) such other documents, instruments and agreements as Lender shall reasonably request in connection with the transaction contemplated hereby.

         10.2. Other Conditions. The following conditions have been and shall continue to be satisfied:

                 (A)      no Default or Event of Default shall exist;

                 (B) each of the conditions precedent set forth in the Other Agreements shall have been satisfied;

                 (C) since July 31, 1994, there shall not have occurred any material adverse change in the business, financial condition or results of operations of Borrower, or the existence or value of any Collateral, or any event, condition or state of facts which would reasonably be expected materially and adversely to affect the business, financial condition or results of operations of Borrower;

                 (D) no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in Lender's judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the Other Agreements; and

                 (E) Lender shall have received such certificates and documents reflecting the Solvency of Borrower, after giving effect to the transactions contemplated by this Agreement, as Lender shall find acceptable.

SECTION 11.      EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         11.1. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":





LOAN AND SECURITY AGREEMENT - Page 32

                 (A) Borrower shall fail to pay any installment of principal, interest or premium, if any, owing on the Term Note within ten days after the due date of such installment;

                 (B) Borrower shall fail to pay any of the Obligations that are not evidenced by the Term Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

                 (C) any warranty, representation, or other statement made or furnished to Lender by or on behalf of Borrower or Guarantor or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or any of the Other Agreements proves to have been false or misleading in any material respect when made or furnished;

                 (D) Borrower shall fail or neglect to perform, keep or observe (i) any covenant contained in this Agreement (other than a covenant a default in the performance or observance of which is dealt with specifically in clause (ii) hereof or elsewhere in this Section 11.1) and the breach of such covenant is not cured to Lender's satisfaction within 15 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect becomes known to any officer of Borrower or
(ii) shall fail or neglect to perform, keep or observe any covenant contained in Sections 4.3, 4.4, 4.5, 4.6, 5.2, 5.4, 7.2, 9.1(A), 9.1(E), 9.1(F), 9.1(J),
9.1(K), 9.1(N), 9.2 or 9.3;

                 (E) any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Other Agreements and such default shall continue beyond any applicable period of grace;

                 (F) there shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made;

                 (G) any material loss, theft, damage or destruction not materially covered by insurance (as required by this Agreement and subject to such deductibles as Lender shall have agreed to in writing), or sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement;

                 (H) there shall occur any material adverse change in the financial condition or business prospects of Borrower or any Guarantor;

                 (I) Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower or any Guarantor under the Bankruptcy Code (if against Borrower or any Guarantor, the





LOAN AND SECURITY AGREEMENT - Page 33
continuation of such proceeding for more than 30 days), or Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally;

                 (J) a Reportable Event shall occur which Lender shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed;

                 (K) any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof;

                 (L) any money judgment, writ or attachment or similar process is entered or filed against Borrower or any of its Property and results in the creation or imposition of any Lien that is not a Permitted Lien;

                 (M) Borrower shall incur, assume or suffer to exist any Indebtedness, whether direct or contingent, other than Indebtedness listed on Exhibit F hereto and other Indebtedness (exclusive of trade payables) up to an aggregate of $500,000 at any time outstanding;

                 (N) any of the Indebtedness owed by Borrower to Edith Leavens Hughs ("Hughs") or George N. Allen, Jr. ("Allen") shall be paid in violation of the terms of that certain Subordination Agreement dated February 10, 1986 among Hughs, Borrower and certain Affiliates of Borrower (the "Hughs Agreement") or that certain Subordination Agreement dated February 10, 1986 among Allen, Borrower and certain Affiliates of Borrower (the "Allen Agreement"), respectively, or the Hughs Agreement or the Allen Agreement shall be amended without the prior written consent of Lender; or

                 (O)      Lender shall in good faith deem itself insecure.

         11.2. Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.4 hereof, upon and at any time after the occurrence of an Event of Default, all or any portion of the Obligations due or to become due from Borrower to Lender (whether under this Agreement, any Other Agreement or otherwise) shall, at Lender's option, become at once due and payable without presentment, demand, protest, notice of dishonor, notice of default, notice of intent to accelerate, notice of acceleration, or any other notice whatsoever, and Borrower shall forthwith pay to Lender, in addition to any and all sums and charges due, the entire principal of and interest accrued on the Obligations.

         11.3. Remedies. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:





LOAN AND SECURITY AGREEMENT - Page 34

                 (A) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and shall be in addition to any other rights or remedies contained in this Agreement or any of the Other Agreements.

                 (B) The right to take immediate possession of the Collateral, and (i) to require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) to enter any of the premises of Borrower or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

                 (C) The right to sell or otherwise dispose of all or any Inventory or Equipment in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law,. in lots or in bulk, for cash or on credit, all as Lender, in its discretion, may deem advisable. Borrower agrees that fifteen days written notice to Borrower of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of such Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations.

                 (D) Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

                 (E) The proceeds realized from the sale of any Collateral may be applied, after allowing two Business Days for collection, first to the costs, expenses and reasonable attorneys' fees incurred by Lender in collecting the Obligations, in enforcing Lender's rights under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any of the Collateral; secondly, to interest due upon any of the Obligations; and thirdly, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

         11.4. Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the Other Agreements, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into,





LOAN AND SECURITY AGREEMENT - Page 35
shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied, and all Liens, rights, powers, and remedies herein provided for are cumulative and none are exclusive.

SECTION 12.      MISCELLANEOUS

         12.1. Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the reasonable cost and expense of Borrower:

                 (A) At such time or times hereafter as Lender or said agent may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control; and

                 (B) At such time or times upon or after the occurrence of an Event of Default as Lender or its agent may determine: (i) demand and enforce payment of the Accounts by legal proceedings or otherwise and exercise generally all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (iv) receive and open all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (v) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (vi) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (vii) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (viii) make and adjust claims under policies of insurance; and (ix) do all other acts and things necessary, in Lender's reasonable determination, to fulfill Borrower's obligations under this Agreement.

         12.2. Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Lender by any Person under any Environmental Laws





LOAN AND SECURITY AGREEMENT - Page 36
or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances, but this indemnity shall specifically exclude liability for breach of any Environmental Laws caused solely and directly by Lender.
Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 12.2 shall survive the payment in full of the Obligations and the termination of Lender's obligation to make Revolving Credit Loans for a period of four (4) years beyond the date of such payment in full and termination.

         12.3. Modification of Agreement. This Agreement and the Other Agreements may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender.

         12.4 Reimbursement of Expenses. If, at any time or times prior or subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, Lender employs counsel for advice or other representation, or incurs legal expenses or other costs or out-of-pocket expenses in connection with: (A) the negotiation and preparation of this Agreement or any of the Other Agreements, any amendment of or modification of this Agreement or any of the Other Agreements; (B) the reasonable administration of this Agreement or any of the Other Agreements and the transactions contemplated hereby and thereby; (C) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the Other Agreements or Borrower's affairs (other than litigation in which Borrower is the prevailing party and in which Lender is adverse to Borrower); (D) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the Other Agreements, including, without limitation, the Account Debtors (other than litigation in which Borrower is the prevailing party and in which Lender is adverse to Borrower); or (E) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then, in any such event, the reasonable attorneys' fees arising from such services and all expenses, costs, charges and other fees of such counsel or of Lender or relating to any of the events or actions described in this Section shall be payable, on demand, by Borrower to Lender and shall be additional Obligations hereunder secured by the Collateral. Additionally, if any taxes (excluding taxes imposed upon or measured by the net income of Lender) shall be payable on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the Other Agreements, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal or state statute, Borrower will pay all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. Borrower shall have no obligation to pay the legal expenses or other costs incurred by a Participating Lender or by Lender in connection with any sale or attempted sale of any interest herein to a Participating Lender.

         12.5. Indulgences Not Waivers. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance





LOAN AND SECURITY AGREEMENT - Page 37
therewith. Any suspension or waiver by Lender of an Event of Default by Borrower under this Agreement or any of the Other Agreements shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the Other Agreements and no Event of Default by Borrower under this Agreement or any of the Other Agreements shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

         12.6. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.7. Successors and Assigns; Participations by Lender. This Agreement and the Other Agreements shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender; provided, however, that Borrower may not sell, assign or transfer any interest in this Agreement or any of the Other Agreements, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Any purported assignment by Borrower in violation of this Section 12.7 shall be void, without Lender's prior written consent. Borrower hereby consents to Lender's participation, sale, assignment, transfer or of the disposition, at any time or times hereafter, of this Agreement, any of the Other Agreements, or any other Obligations, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would have if it were the original "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignment. In the case of a participation, each Participating Lender shall be entitled to receive all information received by Lender regarding the credit-worthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether such Participating Lender is subject to the circular or not).

         12.8. Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.4 of this Agreement and except as otherwise provided in any of the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the Other Agreements, the provision contained in this Agreement shall govern and control.

         12.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so





LOAN AND SECURITY AGREEMENT - Page 38
executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         12.10. Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt, or by telegraph or telex and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or three Business Days after deposit in the mail, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer-back received, addressed as follows:

              (A)      If to Lender:    Barclays Business Credit, Inc.
                                        2711 North Haskell
                                        Suite 2100, LB 21
                                        Dallas, Texas  75204
                                        Attention:  Senior Vice President

                       w/ a copy to:    Hughes & Luce, L.L.P.
                                        1717 Main Street, Suite 2800
                                        Dallas, Texas  75201
                                        Attention:  Larry A. Makel, Esq.

              (B)      If to Borrower:  Sepco Industries, Inc.
                                        6500 Brittmoore Road
                                        Houston, Texas  77041
                                        Attention:  David R. Little

                       w/ a copy to:    Fouts & Moore, L.L.P.
                                        5555 San Felipe, 17th Floor
                                        Houston, Texas  77057
                                        Attention:  Gary A. Messersmith

or to such other address as each party may designate for itself by like notice given in accordance with this Section 12.10; provided, however, that any notice, request or demand to or upon Lender pursuant to Section 3.3 shall not be effective until received by Lender. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date such notice is actually received by the noticed party.

         12.11. Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement or any of the Other Agreements as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion (unless otherwise expressly provided herein) and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.





LOAN AND SECURITY AGREEMENT - Page 39

         12.12. Demand Obligations. Nothing in this Agreement shall affect or abrogate the demand nature of any portion of the Obligations expressly made payable on demand by this Agreement or by any instrument evidencing or securing same, and the occurrence of an Event of Default shall not be a prerequisite for Lender's requiring payment of such Obligations.

         12.13. Time of Essence. Time is of the essence of this Agreement and the Other Agreements.

         12.14. Entire Agreement. This Agreement and the Other Agreements, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         12.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

         12.16. Nonapplicability of Article 5069-15.01 et seq. Borrower and Lender hereby agree that, except for Section 15.10(b) thereof, the provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01 et seq. (Vernon 1987) (regulating certain revolving credit loans and revolving tri-party accounts) shall not apply to this Agreement or any of the Other Agreements.

         12.17. No Preservation or Marshaling. Borrower agrees that Lender has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person.

         12.18. GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN TEXAS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN





LOAN AND SECURITY AGREEMENT - Page 40

BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE, AT THE ELECTION OF LENDER, BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID; PROVIDED THAT LENDER SHALL ALSO SEND, BY TELECOPY, TO BORROWER A COPY OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS (AN AFFIDAVIT OF AN OFFICER, EMPLOYEE OR AGENT OF LENDER STATING THAT SUCH TELECOPY WAS SENT TO BORROWER SHALL BE PRESUMPTIVELY CORRECT IN ALL RESPECTS). NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.19. WAIVERS BY BORROWER. BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (B) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, INTENT TO ACCELERATE, ACCELERATION, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (D) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (E) ANY RIGHT BORROWER MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE LENDER TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWER UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY





LOAN AND SECURITY AGREEMENT - Page 41

BORROWER, AND BY ANY PERSON WHOSE LOANS TO BORROWER IS USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING LENDER FROM ANY LOSS OR DAMAGE LENDER MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY LENDER FROM BORROWER OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS; AND (F) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.20. SPECIAL LOUISIANA PROVISIONS. Insofar as the validity or perfection of the security interest hereunder or the remedies hereunder are governed by the laws of the State of Louisiana, Borrower agrees as follows:

                 (i) For purposes of Louisiana executory process, Borrower acknowledges the Obligations secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, and in addition to all of the rights and remedies granted the Lender hereunder, it shall be lawful for and Borrower hereby authorizes Lender without making a demand or putting Borrower in default, a putting in default being expressly waived, to cause all and singular the Collateral to be seized and sold after due process of law, Borrower waiving the benefit of any and all laws or parts of laws relative to appraisement of property seized and sold under executory process or other legal process, and consenting that the Collateral be sold without appraisement, either in its entirety or in lots or parcels, as Lender may determine, to the highest bidder for cash or on such other terms as the plaintiff in such proceedings may direct. In addition, Lender shall have all of the-rights and remedies available to it under this Agreement or under the Louisiana Commercial Laws (Louisiana Revised Statutes, Title 10), then in effect (La. R.S. 10:9-101 et seq.).

                 (ii)     Borrower hereby waives:

                 (a) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same;

                 (b) the demand and three (3) days notice of demand as provided in Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;





LOAN AND SECURITY AGREEMENT - Page 42

                 (c) the notice of seizure provided by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and

                 (d) the three (3) day delay provided for in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure.

                 (iii) Borrower expressly authorizes and agrees that Lender shall have the right to appoint a keeper of the Collateral pursuant to the terms and provision of La. R.S. 9:5136.

                 (iv) All liens and security interests created and perfected by Borrower prior to the effective date of Chapter 9 of the Louisiana Commercial Laws (La. R.S. 10:9-101 et seq.) (the "Existing Liens") shall remain effective according to their terms and the applicable provisions of law, and nothing contained herein shall constitute a novation of, or otherwise extinguish such Existing Liens.

         12.21 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





LOAN AND SECURITY AGREEMENT - Page 43

         IN WITNESS WHEREOF, this Agreement has been duly executed in Dallas, Texas, on the day and year specified at the beginning hereof.

                                        "BORROWER"

                                        SEPCO INDUSTRIES, INC.



                                        By:  /s/  DAVID R. LITTLE
                                           -------------------------------------
                                        Name:  David R. Little
                                        Title: Chief Executive Officer



                                        "LENDER"

                                        BARCLAYS BUSINESS CREDIT, INC.



                                        By:  /s/  H. MICHAEL WILLS
                                           -------------------------------------
                                        Name:  H. Michael Wills
                                        Title: Group Vice President








LOAN AND SECURITY AGREEMENT - Page 44

                                                                   EXHIBIT 10.13


                                   EXHIBIT A

                            SECURED PROMISSORY NOTE
                               (REAL ESTATE LOAN)

$1,329,277.37                     Dallas, Texas                    April 1, 1994

         FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby promises to pay to the order of Barclays Business Credit, Inc., a Connecticut corporation ("Lender"), at 2711 North Haskell, Suite 2100, LB 21, Dallas, Texas 75204, or at such other address as the holder hereof shall so notify Borrower, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ONE MILLION, THREE HUNDRED TWENTY-NINE THOUSAND, TWO HUNDRED SEVENTY-SEVEN AND 37/100 DOLLARS ($1,329,277.37), together with interest from and after the date hereof on the unpaid principal balance outstanding at a variable rate per annum equal to the lesser of (i) 1.50% above the Base Rate (the "Annual Term Rate"), or (ii) the Maximum Legal Rate.

         This Secured Promissory Note (this "Note") is the Term Note referred to in, and is issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement between Borrower and Lender dated effective as of the date hereof (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Other Agreements" as defined in the Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used in this Note, unless otherwise specifically defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         Borrower acknowledges and understands that the Base Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by Bank from time to time as its base rate and that such rate may not be the lowest or best rate at which Bank calculates interest or extends credit. After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the






Exhibit A--Page 1
(Secured Promissory Note)
date hereof, but if this Note is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The rate of interest in effect hereunder may be increased in accordance with the provisions of the Loan Agreement. Interest due at the Maximum Legal Rate shall be calculated on the basis of actual days elapsed over a year of 365 or 366 days, as the case may be.

         Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of this Note shall bear interest, at a fluctuating rate per annum equal to the lesser of (i) 4% above the Base Rate (the "Default Rate"), calculated daily (computed on the actual days elapsed over a year of 360 days), or (ii) the Maximum Legal Rate.

         If at any time the amount of such interest computed on the basis of the Annual Term Rate or the Default Rate, whichever is applicable (the "Applicable Rate"), would exceed the amount of such interest computed upon the basis of the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate"), the interest payable under this Note shall be computed upon the basis of the Maximum Legal Rate, but any subsequent reduction in the Applicable Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Applicable Rate.

         The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                 (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on May 1, 1994, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                 (b) principal shall be due and payable in thirty-one (31) equal monthly installments of THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND No/100 DOLLARS ($33,333) each, commencing on May 1, 1994, and continuing on the first day of each month thereafter to and including the first day of December, 1996; and

                 (c) the entire unpaid principal balance hereof, together with any and all other amounts due hereunder,






Exhibit A--Page 2
(Secured Promissory Note)
         shall be due and payable on January 2, 1997.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 3.3 thereof or otherwise.

         The occurrence of an Event of Default under the Loan Agreement, including, without limitation, the failure to pay any installment of principal or interest on this Note in full on or within ten days after the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, at its option, upon, or at any time after the occurrence of any such Event of Default, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorneys' fees and court costs.

         This Note shall be subject to mandatory prepayment, without premium or penalty, in accordance with the provisions of Section 3.4(D) of the Loan Agreement. Subject to the next sentence, Borrower may voluntarily prepay, without premium or penalty, this Note in whole at any time or in part from time to time upon ten days' prior written notice to Lender, provided that each such prepayment shall be made together with accrued interest on the principal amount so prepaid on the prepayment date, and any partial prepayment shall be in an amount equal to $100,000 or in $100,000 multiples thereof. If Borrower terminates the Loan Agreement pursuant to Section 3.3(A) thereof in connection with a refinancing of the Revolving Credit Loans and/or any Term Loan, then, upon the effective date of any such termination, Borrower shall pay to Lender (in addition to any other charges due under the terms of the Loan Agreement) a prepayment premium in an amount equal to the applicable percentage set forth below of the principal amount prepaid:

         If Prepayment is Made Between
         -----------------------------
         The Following Dates, Inclusive:   The Premium Shall Be:
         -------------------------------   ---------------------

         April 1, 1994 and                 0.5% of principal
         January 1, 1997                   amount prepaid

         All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.






Exhibit A--Page 3
(Secured Promissory Note)

         No agreements, conditions, provisions or stipulations contained in the Loan Agreement, this Note or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in the Loan Agreement, this Note or any other agreement between Borrower and Lender, or the arising from any contingency whatsoever, shall entitle Lender to charge or collect, in any event, interest exceeding the Maximum Legal Rate and in no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged or collected in excess of the Maximum Legal Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or collection shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Annual Term Rate, the Default Rate and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Note, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon the charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of acceleration, notice of intent to accelerate, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.






Exhibit A--Page 4
(Secured Promissory Note)

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, as more fully provided in
Section 12.18 of the Loan Agreement.

         This Note is a renewal, modification and consolidation, and not a novation or extinguishment, of the following promissory notes (the "Prior Notes"):

                 (a) that certain promissory note in the original principal sum of $2,000,000, dated January 22, 1994, executed by Southern Engine & Pump Company, a Delaware corporation, and Wesco Equipment, Inc., a Delaware corporation, payable to the order of Lender, and

                 (b) that certain promissory note in the original principal sum of $500,000, dated January 22, 1992, executed by T.L. Walker Bearing Co., payable to the order of Lender.

         All rights, liens, titles and security interests securing the Prior Notes are and shall be preserved, maintained and carried forward to secure this Note.






Exhibit A--Page 5
(Secured Promissory Note)

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the date first above written.

                                     SEPCO INDUSTRIES, INC.

                                     By:
                                        --------------------------
                                          David R. Little
                                          Chief Executive Officer






Exhibit A--Page 6
(Secured Promissory Note)

                                  EXHIBIT B

                              BUSINESS LOCATIONS

         (1) Borrower currently has the following business locations, and no others:

             I. With respect to business formerly conducted under the name of Southern Engine & Pump Company:

                 1.   928 South Treadaway
                      Abilene, Texas 79602

                 2.   11646 Industriplex Blvd.
                      Baton Rouge, Louisiana 70809

                 3.   4718 Baldwin Blvd. (78408)
                      P.O. Box 4206 (78469)
                      Corpus Christi, Texas

                 4.   12786 O'Connor Road (78233)
                      P.O. Box 34386 (78265-4386)
                      San Antonio, Texas

                 5.   2020 North Loop 12 (75061)
                      P.O. Box 565105
                      Irving, Texas

                 6.   1100 West Marland (88240)
                      P.O. Box 2406 (88241)
                      Hobbs, New Mexico

                 7.   6500 Brittmoore Road (77041)
                      P.O. Box 1697 (77251)
                      Houston, Texas

                 8.   110 KOL Drive (70518)
                      Broussard, Louisiana
                      P.O. Box 51409 (70505)
                      Lafayette, Louisiana

                 9.   1712 Avenue H (Odessa-Sub-
                      Branch)
                      P.O. Box 1119 (79336)
                      Levelland, Texas

                 10.  1803 West Cotton (75607)
                      P.O. Box 7908 (75602)
                      Longview, Texas






Exhibit B--Page 1
(Business Locations)

                 11.  320 Time Saver Ave.
                      Harahan, LA 70123
                      P.O. Box 10497
                      New Orleans, LA 70181-0497

                 12.  3900 West Loop 338 (79764)
                      P.O. Box 69838 (79769)
                      Odessa, Texas

                 13.  1401 S.E. 29th
                      Oklahoma City, Oklahoma 73129

                 14.  1206 Grimmett Drive (71107)
                      P.O. Box 7312 (71137)
                      Shreveport, Louisiana

                 15.  5141 South 24th West Avenue
                      Tulsa, Oklahoma 74107

                 16.  8497 Jacksboro Highway
                      Wichita Falls, Texas 76301

                 17.  4695 College Street
                      Beaumont, Texas 77707

                 18.  21 Mulberry
                      Sulphur, Louisiana 70664

                 19.  4308 Murray Ave.
                      Halthom City, Texas 76117

            II. With respect to business formerly conducted under the name of Wesco Equipment:

                 1.   4302 Creekmont (77018)
                      P.O. Box 924068 (77292)
                      Houston, Texas

                 2.   6860 So. Yosemite Ct. #200
                      Englewood, Colorado 80112

                 3.   137 W. Oxmoor Road, Suite 401
                      Birmingham, Alabama 35226

                 4.   11646 Industriplex Blvd.
                      Baton Rouge, Louisiana 70809






Exhibit B--Page 2
(Business Locations)

             III. With respect to business formerly conducted under the name of
T. L. Walker Bearing Co.:

                 1.   2603 LaBranch (77004)
                      P.O. Box 8235 (77288)
                      Houston, Texas

                 2.   112 North 12th Street
                      La Porte, Texas 77571

                 3.   5550 Highland Avenue
                      Beaumont, Texas 77705

                 4.   113 Rhodes
                      Conroe, Texas 77301

                 5.   839 Hwy. 146
                      Texas City, Texas 77590

                 6.   13618-13620 Hempstead Hwy
                      Houston, Texas 77040

                 7.   9153 Wallisville Road
                      Houston, Texas 77029

                 8.   315 South Loop 201
                      Baytown, Texas 77520

                 9.   6618 East Highway 332
                      Freeport, Texas 77541

                 10.  3165 Summitt
                      Port Neches, Texas 77651

            IV. With respect to business formerly conducted under the name of Jackson's Industrial Supplies, Inc.

                 1.   9153 Wallisville Road
                      Houston, Texas 77029

                 2.   P.O. Box 1079
                      207 W. Mill
                      Livingston, Texas 77351

                 3.   P.O. Box 1504
                      2902 E. Denman
                      Lufkin, Texas 75901

                 4.   1108 E. Gibson
                      Jasper, Texas 75951






Exhibit B--Page 3
(Business Locations)

         (2) Borrower maintains its books and records relating to Accounts and General Intangibles at: 6500 Brittmoore Road, Houston, Texas 77041.

         (3) During the preceding three-year period, Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

                 1.   2305 Winterstone
                      Plano, Texas 75023

                 2.   Dallas and Potter Counties
                      Texas

                 3.   12047 Old Hammond, Suite B
                      Baton Rouge, Louisiana 70809

                 4.   5 miles west of 385 on FM 300
                      Levelland, Texas 79336

                 5.   1119 Central Ave.
                      Metairie, Louisiana

                 6.   505 N. Big Spring
                      Midland, Texas 79701

                 7.   1545 Gulf Shores Parkway
                      Gulf Shores, Alabama 36542

                 8.   400 N. 11th Street
                      La Porte, Texas 77571

                 9.   2702 North Chenevert
                      Houston, Texas 77004

                 10.  4 North Chenevert
                      Houston, Texas 77002

                 11.  328 E. Lamar
                      Jasper, Texas 75951

                 12.  6868 N. Loop East, Suite 320
                      Houston, Texas 77028









Exhibit B--Page 4
(Business Locations)

                                  EXHIBIT C

                               CORPORATE NAMES

         (1) Borrower's correct corporate name, as registered with the Secretary of State of the State of Texas, is:

         SEPCO Industries, Inc.

         (2) During the preceding seven-year period, Borrower has used the following names:

         Southern Engine & Pump Company
         Wesco Equipment, Inc.
         Perkins Southwest, Inc.
         Shoreline Company, Inc.
         Shoreline Supply, Inc.
         Shoreline Equipment Company, Inc.
         T.L. Walker
         T.L. Walker Bearing
         Jackson's Industrial Supplies, Inc.
         PURC, Inc.
         DMS Corporation









Exhibit C--Page 1
(Corporate Names)

                                  EXHIBIT D

                                 LITIGATION

     (1) There are no proceedings pending against Borrower in any court, except as follows:


              DESCRIPTION                       PLAINTIFF            COURT           CASE NO.
1. The Plaintiff has alleged a former         Joe A. Manjarris    189th Judicial     92-4777
officer of T. L. Walker (Lindley King)        vs. T. L. Walker    Court, Harris,
negligently and grossly accused Plaintiff     Bearing             County
of four disparaging and slanderous acts.
Plaintiff has claimed damages of $8,000,000
as a result of corporate officer's remarks.
Plaintiff's accusations are without merit.
Case is being handled by SEPCO's insurance
carrier. We expect no damage in this case.


2. Personal injury lawsuit. Defense and       James Stanley       16th Judicial      900781
claims, if any, are covered by insurance.     vs. Texaco, et al.  District Court,
                                              (includes SEPCO)    St. Mary Parish,
                                                                  State of LA

3. Plaintiff, a former employee of T. L.      Riley McDaniel      Harris County      632,718
Walker, alleges money is owed to him for      vs. T. L. Walker    Civil Court
commissions on product sales and salary       and SEPCO           of Law #3
under an employment contract. Plaintiff       Industries, Inc.
originally sought $35,000 in damages but
proposed a settlement offer of $12,500.
T. L. Walker rejected the offer. We believe
the suit is without merit.


     (2) The only threatened litigation of which Borrower is aware is as follows:

     None.

SARGENT:324

                                  EXHIBIT E

                        FORM OF COMPLIANCE CERTIFICATE
                           _________________, 19__


TO:      Barclays Business Credit, Inc.
         2711 North Haskell
         Suite 2100, LB 21
         Dallas, Texas 75204
         Attention: Michael Wills

         The undersigned, the chief financial officer of Sepco Industries, Inc., a Texas corporation ("Borrower"), gives this certificate to Barclays Business Credit, Inc. ("Lender") in accordance with the requirements of Section 9.1(L) of that certain Second Amended and Restated Loan and Security Agreement dated April 1, 1994, between Borrower and Lender (the "Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement:

         (1) Based upon my review of the balance sheets and statements of income of Borrower for the fiscal [month] [year] ending _____________, 19__, copies of which are attached hereto, and supported by the calculations shown below, I hereby certify that as of the end of such [month] [year]:

            (a) Capital Expenditures and payments on account of capital leases for the fiscal year to the date of the financial statements to which this certificate is attached total $_____________.

         The requirement of the Loan Agreement (Section 9.2(I)) is no more than $350,000 during any fiscal year.

            (b) If this certificate is furnished as of the end of a fiscal year, total annual compensation (other than compensation from existing incentive agreements) for officers, shareholders and directors is ____ % of the amount paid during the preceding fiscal year.

         The requirement of the Loan Agreement (Section 9.2(N)) is no more than 110%.

            (c) The Cash Flow, measured on a rolling three-month basis at the end of each calendar month, for the calendar month ending on the date of the financial statements to which this certificate is attached is $________, calculated as set forth below.







Exhibit E--Page 1
(Compliance Certificate)

The requirement of the Loan Agreement is positive Cash Flow, measured on a rolling three-month basis at the end of each calendar month, for the three-month period that ended as of the end of each calendar month:

         (i) Adjusted Net Earnings From Operations for the three-month period ended to date:

               (1) net earnings or loss after
                   provision for income taxes         $___________

               (2) extraordinary items                $___________


               (3) Adjusted Net Earnings From
                   Operations ((1) less (2))          $___________

         (ii)  Non-cash charges in respect
               to depreciation and amortization:      $___________

         (iii) Capital Expenditures:                  $___________

         (iv)  Scheduled principal payments
               on Indebtedness:                       $___________

         (v)   Cash Flow ((i) plus (ii) less
               (iii) less (iv)):                      $___________

         (d) If this certificate is furnished as of the end of a fiscal year, the Cash Flow for the fiscal year ending as of the date of the financial statements to which this certificate is attached is $______________, calculated as set forth below.

   The requirement of the Loan Agreement is positive Cash Flow, measured on an annual basis at the end of each fiscal year of Borrower, for the twelve-month period that ended as of the end of such fiscal year of Borrower, from and including the fiscal year of Borrower ending December 31, 1994:

         (i) Adjusted Net Earnings From Operations for the fiscal year to date:

               (1) net earnings or loss after
                   provision for income taxes         $________________

               (2) extraordinary items                $________________

               (3) Adjusted Net Earnings From
                   Operations ((1) less (2))          $________________





Exhibit E--Page 2
(Compliance Certificate)

         (ii)  Non-cash charges in respect
               to depreciation and amortization:      $________________

         (iii) Capital Expenditures:                  $________________

         (iv)  Scheduled principal payments
               on Indebtedness:                       $________________

         (v)   Cash Flow ((i) plus (ii) less
               (iii) less (iv)):                      $________________


         (e) The ratio of Indebtedness to Adjusted Tangible Net Worth as of the date of the financial statements to which this certificate is attached is ___ to 1.0, calculated as set forth below.

   The requirement of the Loan Agreement is not less than 5.0 to 1.0:

         (i)   Aggregate Indebtedness:                $_________________

         (ii)  Adjusted Tangible Assets:              $_________________

         (iii) Liabilities:                           $_________________

         (iv)  Subordinated Debt                      $_________________

         (v)   Adjusted Tangible Net Worth
               ((ii) less (iii) plus (iv)):           $_________________

         (vi) Ratio of (i) to (v):                     __________ to 1.0

         (f) The ratio of Current Assets to Current Liabilities as of the date of the financial statements to which this certificate is attached is _______________ to 1.0, calculated as set forth below.

   The requirement of the Loan Agreement is not less than 2.0 to 1.0:

         (i) Current Assets:                          $__________________

         (ii) Current Liabilities:                    $__________________

    (2) The financial statements to which this certificate is attached have been prepared in accordance with GAAP to the best of my knowledge and fairly present the consolidated financial positions and results of operations of Borrower and its Subsidiaries (if any) for the period covered thereby.





Exhibit E--Page 3
(Compliance Certificate)

    (3) No Default exists on the date hereof, other than:
_____________________________________(if none, so state).

    (4) No Event of Default exists on the date hereof, other than:
____________________________________________ (if none, so state).

                                        Very truly yours,


                                        ------------------------
                                        Chief Financial Officer




Exhibit E--Page 4
(Compliance Certificate)

                                   EXHIBIT F

                             EXISTING INDEBTEDNESS


                                  [Attached.]



Exhibit F--Page 1
 (Existing Indebtedness)

SEPCO INDUSTRIES, INC.
Notes Payble Rollforward
12/31/93                        File: Noterol1


G/L
Account                                                          Balance                            Balance    Current      Long
Number             Lender                Collateral              12/31/92   Additions   Payments    12/31/93   Portion      Term
-----------------------------------------------------------------------------------------------------------------------------------
000-2580  Edith Hughes                                              97,723                            97,723                 97,723
                                                                 ------------------------------------------------------------------
             Total-SEPCO                                         4,454,490   1,973,856     387,225  6,041,121  1,134,766  4,906,355
                                                                 ==================================================================

000-2030  Barclay's Revolver        Inventory and Receivables    6,138,820  61,114,304  59,910,495  7,342,629             7,342,629

000-2410  Barclay's - Real Estate,  Certain Real Estate &        1,633,337                 438,700  1,194,637    442,224    752,413
          PP&E                      Equipment
                                                                 ------------------------------------------------------------------
             Total Barclay's                                     7,772,157  61,114,304  60,349,195  8,537,266    442,224  8,095,042

000-2430  Parker Square Bank        Fort Worth Real Estate          96,754                  12,109     86,645     13,320     71,325

000-2430  William B. Ferguson       Fort Worth Real Estate          42,795                   5,356     37,439      5,891     31,548
          (Pledged to Parker Square)                             ------------------------------------------------------------------

             Total - S E & P                                     7,911,707  61,114,304  60,366,660  8,659,351    461,435  8,197,916
                                                                 ==================================================================

000-2030  Barclay's Revolver        Inventory and Receivables    1,458,107   8,551,811   8,114,019  1,895,899             1,895,899

000-2430  William E. Snyder         WESCO Real Property            266,855                  18,151    248,705     19,853    228,851
                                                                 ------------------------------------------------------------------
             Total - WESCO                                       1,724,962   8,551,881   8,132,170  2,144,603     19,853  2,124,750
                                                                 ==================================================================


                                                                       EXHIBIT F

SEPCO INDUSTRIES, INC.
Notes Payable Rollforward
12/31/93



  G/L                                                                                                                  Secured
Account                                     Note         Interest          Note     Maturity                              or
 Number               Lender               Number          Rate            Date       Date          Payment Terms     Unsecured
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               3 Installments

000-2580   Edith Hughes                                    18%                                 Int paid monthly.
                                                                                               Principal due in 3
                                                                                               installments to
                                                                                               lender's estate upon   Unsecured

              Total - SEPCO

000-2030   Barclay's Revolver                           Prime 1 1/4%      1/22/92    1/02/97                           Secured

000-2410   Barclay's - Real Estate, PP&E                Prime 1 3/4%      1/22/92    1/02/97   $33,333/mo. Principal   Secured
                                                                                               +$3,518.51 Payment from
                                                                                               Sale of New Orleans
                                                                                               Property

              Total Barclay's

000-2430   Parker Square Bank              42000    Base Rate + 1 1/2%,   4/24/92    4/24/99   $1,699.77/mo. Principal
                                                         Floating                              & Interest              Secured

000-2430   William B. Ferguson                      Base Rate + 1 1/2%,   4/24/92    4/24/99   $751.82/mo. Principal
           (Pledged to Parker Square)                    Floating                              & Interest              Secured

              Total - S E & P

000-2030   Barclay's Revolver                           Prime 1 1/4%      1/22/92    1/02/97                           Secured

000-2430   William E. Snyder                               9.0%           8/20/92    8/01/92   452.58/mo. Principal
                                                                                               & Interest              Secured

              Total - WESCO

                                                               EXHIBIT F

SEPCO INDUSTRIES, INC.
Notes Payable Rollforward
12/31/93                          File: Noterol1



  G/L
 Account                                             Balance                               Balance     Current            Long
 Number           Lender               Collateral    12/31/92     Additions    Payments    12/31/93    Portion            Term
-----------------------------------------------------------------------------------------------------------------------------------
                                          >
000-2460  Robert Davenport                             0.00       16,000.00                16,000.00     6,000.00       10,000.00

000-2460  Bill Diddle                                  0.00       10,364.00                10,364.00     3,887.00        6,477.00

000-2460  Fred Jackson, Jr.                            0.00        4,000.00                 4,000.00     1,500.00        2,500.00

000-2460  Joe Lewallen                                 0.00        8,000.00                 8,000.00     3,000.00        5,000.00

000-2460  Donald Wile                                  0.00        5,612.00                 5,612.00     2,105.00        3,507.00

000-2460  Edward Kelly Trust                           0.00    1,200,000.00             1,200,000.00   450,000.00      750,000.00

000-2460  W. H. Blaney, Jr.                            0.00      280,000.00               280,000.00   105,000.00      175,000.00

000-2460  Ellen Kelley Trust                           0.00       73,620.00                73,620.00    27,608.00       46,012.00

000-2460  Edward W. Kelley, Jr. Trust                  0.00      147,236.00               147,236.00    55,214.00       92,022.00

000-2460  Kinsloe Kelley Queen Trust                   0.00       80,000.00                80,000.00    30,000.00       50,000.00

000-2460  Michael Kelley Trust                         0.00       80,000.00                80,000.00    30,000.00       50,000.00

                                                                       EXHIBIT F

SEPCO INDUSTRIES, INC.
Notes Payable Rollforward
12/31/93


  G/L                                                                                                Secured
Account                             Note     Interest    Note     Maturity                              or
Number           Lender            Number      Rate      Date       Date       Payment Terms        Unsecured
---------------------------------------------------------------------------------------------------------------
000-2460    Robert Davenport                   7.0%    10/27/93   10/27/96  Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Bill Diddle                        7.0%    10/21/93   10/21/96  Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Fred Jackson, Jr.                  7.0%    10/12/93   10/12/96  Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Joe Lewallen                       7.0%    10/12/93   10/12/96  Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Donald Wile                        7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Edward Kelly Trust                 7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    W.H. Blaney, Jr.                   7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Ellen Kelley Trust                 7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
                                                                            3 Installments

000-2460    Edward W. Kelley, Jr.              7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
            Trust                                                           3 Installments

000-2460    Kinsloe Kelley Queen               7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
            Trust                                                           3 Installments

000-2460    Michael Kelley Trust               7.0%    9/30/93    9/30/96   Principal Due Annually  Unsecured
                                                                            3 Installments


                                                                EXHIBIT F

SEPCO INDUSTRIES, INC.
Notes Payable Rollforward
12/31/93                          File Noterol1



  G/L
 Account                                             Balance                               Balance      Current           Long
 Number        Lender               Collateral       12/31/92     Additions    Payments    12/31/93     Portion           Term
-----------------------------------------------------------------------------------------------------------------------------------
                                      >
000-2450  Southwestern Life        Brittmore Real   2,023,479                   69,212     1,954,267       76,555       1,877,712
                                     Property
000-2440  George Allen                                316,667                  100,000       216,667      100,000         116,667

000-2440  George Allen                                138,750                   15,000       123,750       15,000         108,750

000-2440  Edith Hughes                              1,813,121                  196,013     1,617,108      196,013       1,421,095

000-2440  Edith Hughes                                 64,750                    7,000        57,750        7,000          50,750

000-2460  Peter Pianta                                   0.00      8,000,00       0.00         8,000     3,000,00        5,000.00

000-2460  Charles Pogue                                  0.00     20,000.00       0.00        20,000     7,500.00       12,500.00

000-2460  John Walls                                     0.00      7,200.00       0.00      7,200.00     2,700.00        4,500.00

000-2460  Garland Norman                                 0.00      1,824.00       0.00      1,824.00       684.00        1,140.00

000-2460  Arthur Bleimeyer, Jr.                          0.00     24,000.00       0.00     24,000.00     9,000.00       15,000.00

000-2460  Joe Brunson                                    0.00      8,000.00                    8,000     3,000.00        5,000.00

                                                                       EXHIBIT F

SEPCO INDUSTRIES, INC.
Notes Payable Rollforward
12/31/93

  G/L                                                                                                              Secured
Account                            Note     Interest     Note     Maturity                                            or
Number           Lender           Number      Rate       Date       Date              Payment Terms               Unsecured
---------------------------------------------------------------------------------------------------------------------------

000-2450  Southwestern Life       30515      10.125%   11/08/79   12/01/06   $22,578/mo. Principal and Interest    Secured

000-2440  George Allen                        11.5%    2/28/91    2/28/96    8,333.33/mo. Principal plus          Unsecured
                                                                               Accrued Interest

000-2440  George Allen                        12.0%    1/14/82    1/14/97    Qtrly Principal Pymt of $3,750       Unsecured
                                                                               beginning April 1992

000-2440  Edith Hughes                      12.3333%   1/14/82    1/14/97    Qtrly Principal Pymt of $49,003.28   Unsecured
                                                                               beginning April 1992

000-2440  Edith Hughes                        12.0%    1/14/82    1/14/97    Qtrly Principal Pymt of $1,750       Unsecured
                                                                               beginning April 1992

000-2460  Peter Pianta                         7.0%    10/18/93   10/18/96   Principal Due Annually               Unsecured
                                                                               3 Installments

000-2460  Charles Pogue                        7.0%    10/19/93   10/19/96   Principal Due Annually               Unsecured
                                                                               3 Installments

000-2460  John Walls                           7.0%    10/29/93   10/29/96   Principal Due Annually               Unsecured
                                                                               3 Installments

000-2460  Garland Norman                       7.0%    10/07/93   10/07/96   Principal Due Annually               Unsecured
                                                                               3 Installments

000-2460  Arthur Bleimeyer, Jr.                7.0%    10/08/93   10/08/96   Principal Due Annually               Unsecured
                                                                               3 Installments

000-2460  Joe Brunson                          7.0%    10/25/93   10/25/96   Principal Due Annually               Unsecured
                                                                               3 Installments


                                                                EXHIBIT F



                                 SECURED                                 BALANCE                                         BALANCE
                                   OR                                      AT                                              AT
        PAYMENT TERMS           UNSECURED            COLLATERAL         12/31/92         ADDITIONS        PAYMENTS      12/31/93
------------------------------------------------------------------------------------------------------------------------------------
2/97                             Secured       Inv. & Rec.            4,776,288.47     34,456,776.63   34,465,527.11  4,767,537.89

2/97        8,333/mo P           Secured       Certain real estate      408,337.00                         99,996.00    308,341.00
                                               and equip.

1/94       725.83/mo P&I         Secured       Bay City real estate      47,075.52                          1,766.84     45,308.68

2/94      1,517.49/mo P&I        Secured       JIS Stock                 53,589.87                         13,456.78     40,133.09

2/94      4,349.08/mo P&I        Secured       JIS Stock                153,587.29                         38,566.64    115,020.65

2/96       6,557/mo P&I          Secured       Computer equip.          213,768.68                         48,764.51    165,004.17

1/96       311.24/mo P&I         Secured       Bay City real estate      11,423.82                          2,714.68      8,709.14

5/94         Settlement          Secured       HP Computer equip.        86,976.81                         86,976.81          0.00

1/02      4,246.47/mo P&I       Unsecured                               342,270.60                         65,607.04    276,663.56

5/93       2,486/mo P&I          Secured       Baytown real estate       18,733.33                         18,733.33          0.00

9/93       4,185/mo P&I          Secured       2nd lien on A/R            8,282.43                          8,282.43          0.00
                                               & Inv.

ee.                             Unsecured                                31,904.08                              0.00     31,904.08
                                                                    ---------------------------------------------------------------
                                                                      6,152,237.90              0.00      384,865.06  5,758,622.26

1/95       6,940/mo P&I          Secured       DMS Stock                201,926.30                         67,860.57    134,065.73
                                                                    ---------------------------------------------------------------
                                                                        201,926.30              0.00       67,860.57    134,065.73
                                                                    ---------------------------------------------------------------
                                                                      6,354,164.20              0.00      452,725.63  5,892,687.99
                                                                    ===============================================================

                                  EXHIBIT G

REAL PROPERTY FORMERLY OWNED IN THE NAME OF SOUTHERN ENGINE &
PUMP COMPANY

1.  1100 West Maryland, Hobbs, Lea County, New Mexico
    Title Policy Required:  No
    Survey Required:  No
    Permitted Liens:  See Attachment 1

2.  3900 West Loop 338, Odessa, Ector County, Texas
    Fair Market Value: $335,000
    Title Policy Required:  Yes
    Survey Required:  Yes
    Permitted Liens:  See Attachment 2

3.  1803 W. Cotton, Longview, Gregg County, Texas
    Title Policy Required:   No
    Survey Required:  No
    Permitted Liens:  See Attachment 3

4.  320 Time Saver Avenue, Harahan, Jefferson Parish,
    Louisiana
    Fair Market Value: $1,050,000
    Title Policy Required:   Yes
    Survey Required:  Yes
    Permitted Liens:  See Attachment 4

REAL PROPERTY OWNED BY SEPCO INDUSTRIES, INC.

1.  2020 N. Loop 12, Irving, Dallas County, Texas
    Fair Market Value: $380,000
    Title Policy Required:  Yes
    Survey Required:  Yes
    Permitted Liens:  See Attachment 5

2.  110 KOL Drive, Broussard, Lafayette Parish, Louisiana
    Title Policy Required:  No
    Survey Required:  No
    Permitted Liens:  See Attachment 6

3.  1119 Central Avenue, Metairie, Jefferson Parish, Louisiana
    Fair Market Value: $285,000
    Title Policy Required:  Yes
    Survey Required:  Yes
    Permitted Liens:  See Attachment 7






Exhibit G--Page 1
(Property Owned)

4.   4718 Baldwin, Corpus Christi, Nueces County, Texas
     Title Policy Required:  No
     Survey Required:  No
     Permitted Liens:  See Attachment 8

REAL PROPERTY FORMERLY OWNED IN THE NAME OF T.L. WALKER BEARING CO.

1.   2603 LaBranch, Houston, Harris County, Texas
     Fair Market Value: $675,000
     Title Policy Required:  Yes
     Survey Required:  Yes
     Permitted Liens:  See Attachment 9

2.   112 North 12th Street, La Porte, Harris County, Texas
     Title Policy Required:  No
     Survey Required:  No
     Permitted Liens:  See Attachment 10

3.   Hammond Road, RR2, Bay City, Matagorda County, Texas
     Title Policy Required:  No
     Survey Required:  No
     Permitted Liens:  See Attachment 11

4.   5550 Highland Avenue, Beaumont, Jefferson County, Texas
     Title Policy Required:  No
     Survey Required:  No
     Permitted Liens:  See Attachment 12






Exhibit G--Page 2
(Property Owned)

                                 ATTACHMENTS
                                      to
                                  Exhibit G

                                 ATTACHMENT 1

1. RESERVATIONS, CONDITIONS, AND STIPULATIONS AS CONTAINED IN PATENT FROM THE UNITED STATES IN BOOK 2, PAGE 309, MISCELLANEOUS RECORDS, LEA COUNTY, NEW MEXICO.

2. TITLE TO ALL OF THE OIL, GAS, MINERALS AND MINERAL SUBSTANCES WITHIN AND UNDERLYING THE PREMISES, TOGETHER WITH THE TITLE TO ALL OF THE OIL, GAS, MINERALS, AND MINERAL SUBSTANCES WITHIN AND UNDERLYING THE PREMISES, TOGETHER WITH THE DRILLING RIGHTS AND PRIVILEGES THERETO BELONGING IN BOOK 2, PAGE 309, MISCELLANEOUS RECORDS, LEA COUNTY, NEW MEXICO.

3. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 130, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED SEPCO POWER PRODUCTS, INC. TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.

4. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 133, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY SEPCO COMPRESSION SERVICES, INC. TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.

5. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 136, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY SHORELINE EQUIPMENT COMPANY TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.

6. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 139, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY SOUTHERN ENGINE & PUMP COMPANY TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.

7. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 142, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY WESCO EQUIPMENT, INC. TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.

8. FINANCING STATEMENT DATED, 12-22-88, BOOK 31, PAGE 145, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY SEPCO INTERNATIONAL, INC. TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.





Attachments to Exhibit G--Page 1

9. FINANCING STATEMENT DATED ---, FILED 12-22-88, BOOK 31, PAGE 127, FINANCING STATEMENT RECORDS, LEA COUNTY, NEW MEXICO. EXECUTED BY SEPCO INDUSTRIES, INC. TO BARCLAYSAMERICAN/BUSINESS CREDIT, INC.






Attachments to Exhibit G--Page 2

                                 ATTACHMENT 2

1. All minerals and/or royalty interest as described in Deed recorded in Volume 187, Page 200, Deed Records, Ector County, Texas, and amended by instrument recorded in Volume 342, Page 104, Deed Records, Ector County, Texas.

2. Oil and Gas Leases recorded in Volume 43, Page 505, and Volume 43, Page 453, Deed Records, Ector County, Texas.

3. Well Site Designation recorded in Volume 371, Page 328, Deed Records, Ector County, Texas.

4.  Easements and/or rights-of-way:

    a) To Barnsdall Oil Co., recorded at Volume 51, Page 55, Deed Records, Ector County, Texas.

    b) To Phillips Petro. Co., recorded at Volume 83, Page 427, and Volume 119, Page 245, Deed Records, Ector County, Texas.

    c) To Pan American Petro. Corp., recorded at Volume 278, Page 522, Deed Records, Ector County, Texas.

    d) To Pioneer National Gas Co., recorded at Volume 234, Page 406, Deed Records, Ector County, Texas.

    e)   To TESCO recorded at Volume 87, Page 4, Deed Records, Ector County,
         Texas.

    f) To TESCO recorded at Volume 788, Page 584, Deed Records, Ector County, Texas, and as shown on a survey dated January 6, 1992, prepared by S.
         W. O. Howell, R.P.L.S. #280.

    g) To ECUD at Volume 733, Page 568, and Volume 786, Page 733, Deed Records, Ector County, Texas, and as shown on survey dated January 16, 1992, prepared by S. W. Howell, R.P.L.S. #280.

    h) Sunray DX pipelines and Westar Transmission power lines on West side of property as shown on a survey dated December 9, 1983, by Gary N. Haner, Registered Surveyor.

    i) Overhead Electric Line along Westerly side of property as shown on survey dated January 16, 1992, prepared by S. W. Howell, R.P.L.S. #280.





Attachments to Exhibit G--Page 3

5. UCC Financing Statement, recorded in Volume 860, Page 233, of the Deed of Trust Records, Ector County, Texas, from Shoreline Equipment Company,
     Debtor, to   Barclays American/Business Credit, Inc., Secured Party.

6. UCC Financing Statement, recorded in Volume 860, Page 236, of the Deed of Trust Records, Ector County, Texas, from Southern Engine and Pump Company, Debtor, to Barclays American/Business Credit, Inc., Secured Party.

7. UCC Financing Statement, recorded in Volume 860, Page 239, of the Deed of Trust Records, Ector County, Texas, from Sepco Industries, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

8. UCC Financing Statement, recorded in Volume 860, Page 242, of the Deed of Trust Records, Ector County, Texas, from Sepco International, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

9. UCC Financing Statement, recorded in Volume 860, Page 245, of the Deed of Trust Records, Ector County, Texas, from Sepco Power Products, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

10. UCC Financing Statement, recorded in Volume 860, Page 248, of the Deed of Trust Records, Ector County, Texas, from Sepco Compression Services, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

11. UCC Financing Statement, recorded in Volume 860, Page 251, of the Deed of Trust Records, Ector County, Texas, from Wesco Equipment, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.




Attachments to Exhibit G--Page 4

                                        ATTACHMENT 3

1. Financing Statement executed by Sepco Industries, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 216, Public Official Records, Gregg County, Texas.

2. Financing Statement executed by Sepco International, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 221, Public Official Records, Gregg County, Texas.

3. Financing Statement executed by Sepco Power Products, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 226, Public Official Records, Gregg County, Texas.

4. Financing Statement executed by Sepco Compression Services, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 231, Public Official Records, Gregg County, Texas.

5. Financing Statement executed by Shoreline Equipment Company, Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 236, Public Official Records, Gregg County, Texas.

6. Financing Statement executed by Southern Engine and Pump Company, Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 241, Public Official Records, Gregg County, Texas.

7. Financing Statement executed by Wesco Equipment, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party, filed for record on December 22, 1988, in Volume 1988, Page 246, Public Official Records, Gregg County, Texas.

8. Visible, apparent and/or record easements in Gregg County, Texas, on or across the herein described property.





Attachments to Exhibit G--Page 5

9. Mineral reservations set forth in instrument filed for record in Volume 643, Page 241, Deed Records, Gregg County, Texas.







Attachments to Exhibit G--Page 6

                                   ATTACHMENT 4


1. COB 995, folio 694 - Servitude for sidewalk and utilities measuring 5 feet in width along the front of the land, granted by LaSalle Properties, Inc. to the Parish of Jefferson by act dated December 23, 1980.

2. COB 1033, folio 745 - Servitude for sidewalk and utilities measuring 5 feet in width along Time Saver Avenue granted by LaSalle Properties, Inc. to the Parish of Jefferson by act dated October 6, 1982.

3. COB 2546, folio 121 - Right of Way Permit granted by Southern Engine & Pump Company to Louisiana Power & Light Company dated August 16, 1991.

4. Five foot servitude for sidewalk and utilities as shown on a plan of resubdivision of J. J. Krebs & Sons, Inc., dated November 16, 1990, approved under Jefferson Parish Ordinance No. 18186 on January 9, 1991 and recorded in COB 2420, folio 144.











Attachments to Exhibit G--Page 7

                                   ATTACHMENT 5


1. Easement granted by W. A. Courreges, et al to Texas Power & Light Company, as evidenced by the instrument dated November 5, 1970 recorded in Volume 74080, Page 2211, of the Deed Records, Dallas County, Texas, and as shown on survey dated January 9, 1992, prepared by L. Lynn Kadleck, R.P.L.S. #3952.

2. Airport Zoning Ordinance No. 71-100 for Dallas-Fort Worth International Airport, recorded in Volume 82173, Page 0178, of the Deed Records, Dallas County, Texas.

3. Encroachment of building over 30 foot set-back line as shown on survey dated January 9, 1992, prepared by L. Lynn Kadleck, R.P.L.S. #3952.

4. Deed of Trust dated February 10, 1986, recorded in Volume 86036, Page 4406, of the Deed of Trust Records, Dallas County, Texas, from Sepco Industries, Inc. to Sue P. Murphy, Trustee, securing the payment of multiple notes therewith, described as follows: 1) principal sum of $14,500,000.00, payable to the order of Barclays American/Business Credit, Inc.;
     2) principal sum of $2,538,000.00, payable to the order of Barclays American/Business Credit, Inc.; 3) principal sum of $910,000.00, payable to the order of Barclays American/Business Credit, Inc.; and subject to all terms, conditions, and provisions contained in said Deed of Trust.

5. UCC Financing Statement filed February 21, 1986, recorded in Volume 86036, Page 4389, of the Deed of Trust Records, Dallas County, Texas, from Sepco Industries, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party. Amendment recorded in Volume 91019, Page 2707, Deed Records, Dallas County, Texas, and continuation recorded in Volume 91019, Page 2209, Deed Records, Dallas County, Texas.

6. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4035, of the Deed of Trust Records, Dallas County, Texas, from Southern Engine and Pump Company, Debtor, to Barclays American/Business Credit, Inc., Secured Party.

7. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4040, of the Deed of Trust Records, Dallas County, Texas, from Shoreline Equipment Company,





Attachments to Exhibit G--Page 8

     Debtor, to Barclays American/Business Credit, Inc., Secured Party.

8. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4045, of the Deed of Trust Records, Dallas County, Texas, from Wesco Equipment, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

9. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4050, of the Deed of Trust Records, Dallas County, Texas, from Sepco Industries, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

10. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4055, of the Deed of Trust Records, Dallas County, Texas, from Sepco International, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

11. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4060, of the Deed of Trust Records, Dallas County, Texas, from Sepco Power Products, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.

12. UCC Financing Statement filed January 6, 1989, recorded in Volume 89004, Page 4065, of the Deed of Trust Records, Dallas County, Texas, from Sepco Compression Services, Inc., Debtor, to Barclays American/Business Credit, Inc., Secured Party.





Attachments to Exhibit G--Page 9

                                   ATTACHMENT 6

1. File No. 86-05814 - Collateral Mortgage granted by SEPCO Industries, Inc. to secure a promissory note in the principal sum of $30,000,000.00 dated February 10, 1986 before Garvin Gunner, N.P., filed February 20, 1986. Said mortgage is payable at BarclaysAmerican/Business Credit, Inc., Dallas, Texas.

2. Entry No. 343727 - Notice of UCC-1 Filing of the above-referenced collateral mortgage, filed January 31, 1991.

3. File No. 80-027051 - Servitude Agreement granted by Kol Investment Corporation to Gulf States Utilities Company. Said servitude is ten feet in width across the front of the land.

4. File No. 81-010933 - Restrictive Covenants established by Kol Investments Corporation affecting the area known as Kol Industrial Park, together with the servitudes for drainage measuring 20 feet in width across the rear of the land and the ten foot utility servitude across the front of the land as shown on the plan of resubdivision.

5. File No. 81-013456 - Act of Dedication of Servitudes by Kol Investment Corporation in favor of the Town of Broussard.





Attachments to Exhibit G--Page 10

                                   ATTACHMENT 7

1. MOB 1431, folio 150 - Collateral Mortgage granted by SEPCO Industries, Inc. in favor of Barclays American/Business Credit, Inc. by act before G. Gunner, N.P., to secure a promissory note in the principal sum of $30,000,000.00 dated February 10, 1986, filed February 21, 1986.

2. COB 354, folio 362 - Right of way granted by Southern Engine & Pump Co., to Louisiana Power & Light Company dated October 26, 1953, filed March 30, 1954 in the office of the Clerk of Court of Jefferson Parish.

3. The discrepancies between actual and title measurements as shown on a plat of survey by H.E. Sutch dated May 19, 1953 and annexed to an act of sale by Regina Holloway Mahl, et al, to Southern Engine & Pump Company.





Attachments to Exhibit G--Page 11

                                   ATTACHMENT 8

1. Deed of Trust dated February 10, 1986, executed by SEPCO INDUSTRIES, INC., a Texas corporation, to SUE P. MURPHY, Trustee, filed for record in the Office of the County Clerk of Nueces County, Texas on February 19, 1986, under Clerk's File No. 478090, Volume 2065, Page 524, Deed of Trust Records of Nueces County, Texas, payable to the order of BARCLAYS AMERICAN/BUSINESS CREDIT, INC.

2. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SEPCO INDUSTRIES, INC., as Debtor, filed on March 25, 1986, under Clerk's File No. 483135, Volume 2073, Page 50, Deed of Trust Records of Nueces County, Texas. Continuation filed on January 30, 1991, under Clerk's File No. 743524, Volume 2433, Page 593, Deed of Trust Records of Nueces County, Texas. Amendment filed on January 30, 1991, under Clerk's File No. 743625, Volume 2433, Page 594, Deed of Trust Records of Nueces County, Texas.

3. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SEPCO COMPRESSION SERVICES, INC., a Debtor, filed on January 9, 1989; UCC File No. 213156; Clerk's File No. 646836, Volume 2310, Page 752, Deed of Trust Records of Nueces County, Texas.

4. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SEPCO POWER PRODUCTS, INC., as Debtor, filed on January 9, 1989; UCC File No. 213157; Clerk's File No. 646837, Volume 2310, Page 755, Deed of Trust Records of Nueces County, Texas.

5. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SEPCO INTERNATIONAL, INC., as Debtor, filed on January 9, 1989; UCC File No. 213158, Clerk's File No. 646838, Volume 2310, Page 756, Deed of Trust Records of Nueces County, Texas.

6. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SEPCO INDUSTRIES, INC., as Debtor, filed on January 9, 1989; UCC File No. 213159; Clerk's File No. 646839, Volume 2310, Page 761, Deed of Trust Records of Nueces County, Texas.

7. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against WESCO EQUIPMENT, INC., as Debtor, filed on January 9, 1989; UCC File No.






Attachments to Exhibit G--Page 12

     213160; Clerk's File No. 646840, Volume 2310, Page 764, Deed of Trust Records of Nueces County, Texas.

8. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SOUTHERN ENGINE AND PUMP COMPANY, as Debtor, filed on January 9, 1989; UCC File No. 213161; Clerk's File No. 646841, Volume 2310, Page 767, Deed of Trust Records of Nueces County, Texas.

9. Financing Statement filed by BARCLAYS AMERICAN/BUSINESS CREDIT, INC., as Secured Party, against SHORELINE EQUIPMENT COMPANY, as Debtor, filed on January 9, 1989; UCC File No. 213162; Clerk's File No. 646842, Volume 2310, Page 770, Deed of Trust Records of Nueces County, Texas.




Attachments to Exhibit G--Page 13

                                   ATTACHMENT 9

1. The subject property is located within the City of Houston or within its extra territorial jurisdiction (within 5 miles of the city limits but outside another municipality) it is subject to the terms, conditions and provisions of City of Houston Ordinance No. 85-1878, pertaining to, among other things, the platting and re-platting of real property and to the establishment of building lines (25 feet along major thoroughfares and 10 feet along other streets). A certified copy of said ordinance was filed for record on August 1, 1991, under Harris County Clerk's File No. N253886.





Attachments to Exhibit G--Page 14

                                   ATTACHMENT 10

1.   None.






Attachments to Exhibit G--Page 15

                                   ATTACHMENT 11

1. State Tax Lien dated August 23, 1991, filed September 3, 1991 of record in Volume 295, Page 209, Official Records, Matagorda County, Texas.

2. Assumption Deed dated September 22, 1981, filed September 24, 1981, recorded in Volume 686, Page 713, Deed Records of Matagorda County, Texas from H P Heathman & wf Peggy Heathman to T L Walker Bearing Company.

3. Deed of Trust dated September 22, 1981, filed September 24, 1981 recorded in Volume 188, Page 143, Deed of Trust Records of Matagorda County, Texas from T L Walker Bearing Company by Lindley A King, President to Anthony B Hamilton, Trustee for H P Heathman & wf Peggy Heathman in the amount of $28,962.74.

4. Deed of Trust to Secure Assumption dated September 22, 1981, filed September 24, 1981 recorded in Volume 188, Page 138, Deed of Trust Records of Matagorda County, Texas from T L Walker Bearing Company, A Corporation to Anthony B Hamilton, Trustee for H P Heatherman & wf Peggy Heathman covering all principal & interest remaining unpaid upon that note for $65,000.00 dated March 20, 1979 executed by E D Wells et ux Bertha M Wells payable to Bay City Federal Savings & Loan Association of record in Volume 168, Page 302, Deed of Trust Records.





Attachments to Exhibit G--Page 16

                                   ATTACHMENT 12

1. All minerals reserved in Deed dated 5-17-66 filed 5-19-66 recorded in Vol. 1467 page 140 Deed Records of Jefferson County, Texas.

2. All minerals reserved in Deed dated 5-17-66 filed 5-19-66 recorded in Vol. 1467 page 121 Deed Records of Jefferson County, Texas.

3. Oil and gas lease in favor of J. D. Boone, dated August 24, 1950, filed March 22, 1951, in Volume 804, Page 432, Deed Records of Jefferson County, Texas.

4. Oil and gas lease in favor of H. E. Dishman and Harvey Lucas, dated February 12, 1951, filed March 28, 1951, in Volume 805, Page 304, Deed Records of Jefferson County, Texas.

5. Fence encroachment as shown on survey prepared by Matt Racki, Registered Professional Surveyor, dated September 25, 1984.





Attachments to Exhibit G--Page 17

                                     EXHIBIT H

                       FORM OF OPINION OF BORROWER'S COUNSEL

                 (To Be Placed on Borrower's Counsel's Stationery)

                                   April 1, 1994

Barclays Business Credit, Inc.
2711 North Haskell
Suite 2100, LB 21
Dallas, Texas 75204

         Re: Barclays Business Credit, Inc. Loan to Sepco Industries, Inc.
             ("Borrower")

Gentlemen:

         We have represented Borrower, Sepco Power Products, Inc. ("Sepco Power"), Sepco Compression Services, Inc. ("Compression"), David Little and Gary Allcorn, Trustee (Borrower, Sepco Power, Compression, David Little and Gary A. Allcorn, Trustee, are collectively called the "Sepco Parties" and individually, a "Sepco Party") in connection with extensions of credit by Barclays Business Credit, Inc. ("Lender") to Borrower. In connection with such transaction, our firm has been requested by Lender to render an opinion to Lender relative to certain matters. Terms used but not defined in this opinion letter shall have the meanings assigned to them in the Loan Agreement (as such term is defined below).

         In rendering the following opinion, we have examined copies of the following documents:

         1. Second Amended and Restated Loan and Security Agreement between Borrower and Lender dated as of the date hereof (the "Loan Agreement").

         2. Secured Promissory Note (Real Estate Loan) in the original principal amount of $1,329,277.37 dated as of the date hereof from Borrower to Lender (the "Term Note").

         3. Pledge Agreement dated as of the date hereof between Gary A. Allcorn, Trustee for the benefit of Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts and Lender.





Exhibit H--Page 1
(Opinion)

Barclays Business Credit, Inc.
April 1, 1994
Page 2

         4. Unconditional Guaranty dated as of the date hereof from David R. Little for the benefit of Lender relating to Borrower.

         5. Unconditional Guaranty dated as of the date hereof from Sepco Power for the benefit of Lender.

         6. Unconditional Guaranty dated as of the date hereof from Compression for the benefit of Lender.

         7. Deceptive Trade Practices Act Waiver dated as of the date hereof executed by the Sepco Parties.

         The above-described documents are at times hereinafter collectively referred to as the "Operative Documents". Borrower, Sepco Power and Compression are referred to herein as the "Corporate Parties").

         As counsel for each of the Corporate Parties, we have also examined copies of the Articles/Certificate of Incorporation of each of the Corporate Parties and all amendments thereto which have been duly filed, and the Bylaws of each of the Corporate Parties, as amended to date. We are familiar with the proceedings of each of the Corporate Parties with respect to the authorization, execution, and delivery of the Operative Documents executed by them and the transactions contemplated thereby. In addition to the foregoing, we have examined and relied upon such other matters of law, documents, certificates, and statements of public officials and certificates and representations of the Corporate Parties as we have deemed relevant to rendering our opinion. In all of our examinations, we have assumed the accuracy of all information furnished to us (and nothing has come to our attention that would lead us to question the accuracy of such information), the genuineness of all documents submitted to us as original or certified documents, the conformity to original or certified documents of all copies submitted to us as conformed or photostatic copies and the genuineness of all signatures on all documents not signed in our presence.

         On the basis of the foregoing, we are of the opinion that:

            (a) Each of the Corporate Parties is a corporation duly organized and existing in good standing under the laws of the state of its incorporation.





Exhibit H--Page 2
(Opinion)

Barclays Business Credit, Inc.
April 1, 1994
Page 3

         (b) Borrower is duly qualified and licensed as a foreign corporation in each state where the nature of its business or properties requires such qualification.

         (c) Each of the Corporate Parties has full power and authority to execute, deliver and perform its obligations under the Operative Documents to
which it is a party.   The transactions between each of the Corporate Parties
and Lender contemplated by the Operative Documents have been duly authorized by all necessary corporate proceedings of each of the Corporate Parties. Each of the Corporate Parties and its officers executing such Operative Documents to which it is a party have been duly authorized to execute and deliver to Lender such Operative Documents and any other documents required to obtain and secure the credit being extended.

         (d) The Operative Documents have been duly executed and delivered on behalf of each Sepco Party that is a party thereto and the Operative Documents constitute legal, valid and binding obligations of each Sepco Party that is a party thereto and may be enforced in accordance with their terms except as may be limited by bankruptcy, reorganization, moratorium, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (e) To the best of our knowledge, there is no action, suit, investigation or proceeding pending or threatened against any Sepco Party or any of its properties before any court or administrative agency which, if adversely determined, would result in a materially adverse change in the business or condition of any Sepco Party.

         (f) To the best of our knowledge, no Corporate Party is in default under the provisions of any instruments evidencing any obligation for borrowed money or of any agreement relating thereto, or in default under or in violation of any order, writ, injunction or decree of any court, or any order, regulation or demand of any administrative or governmental instrumentality which default or violation might have consequences which would materially and adversely affect its business or properties.

         (g) The execution and delivery of the Operative Documents and the consummation of the transactions therein contemplated and the fulfillment of and compliance with the respective terms, conditions, and provisions thereof or of any





Exhibit H--Page 3
(Opinion)

Barclays Business Credit, Inc.
April 1, 1994
Page 4

instruments required thereby will not conflict with or result in a breach of any of the terms, conditions or provisions of, the Articles/Certificate of Incorporation, any bylaw or any law, rule or regulation of any administrative or governmental instrumentality applicable to any Corporate Party or, to the best of our knowledge, of any writ, injunction or decree of any court, or, to the best of our knowledge, the terms, conditions or provisions of any agreement or instrument to which any Corporate Party is a party or by which any Corporate Party is bound or to which it is subject.

         (h) Other than the filing of financing statements, deeds of trust and mortgages to perfect Liens, no registration with or authorization, consent, order or approval of any federal, state or other governmental authority or regulatory body is required with respect to any Sepco Party in connection with the execution and delivery of the Operative Documents, the consummation of the transactions therein contemplated, and/or the fulfillment of and compliance with the respective terms, conditions and provisions thereof or any of the instruments required thereby.

         (i) We understand that Lender has filed or soon will file financing statements, copies of which have been examined by us, covering Borrower's accounts receivable, equipment, fixtures, chattel paper, documents, instruments, general intangibles, contracts, contract rights, inventory and the proceeds and products of such items. Assuming that Lender gives value to Borrower and duly files the financing statements in the form reviewed by us with the Secretary of the State of Texas, Lender will thereupon have a duly perfected security interest in all of the above-described property and the proceeds and products thereof to the extent that the property is owned by Borrower and a security interest may be taken and perfected by filing in Texas under the Uniform Commercial Code of Texas.

         (j) Borrower has no direct Subsidiaries other than __________________.

         (k) No taxes, including, without limitation, intangible or documentary stamp taxes, mortgage taxes, transfer taxes or similar charges, are payable to the State of Texas, or any political subdivision thereof, or to any other jurisdiction in which Borrower conducts its business, on account of the execution or delivery of the Operative Documents, or the






Exhibit H--Page 4
(Opinion)

Barclays Business Credit, Inc.
April 1, 1994
Page 5

creation of the indebtedness evidenced or secured by any of the foregoing or the recording or filing of any of the foregoing, except for nominal filing or recording fees.

         (1) The compensation contracted for in the Operative Documents constitutes lawful interest, and the Operative Documents do not violate any laws of the State of Texas relating to interest or usury, and will not violate any such law by virtue of any fluctuations in any base, prime, index or equivalent rate or rates on which interest charged may be based under such agreements.

                                              Yours very truly,


                                              By:
                                                 ----------------------------





Exhibit H--Page 5
(Opinion)

Sepco Industries, Inc.

                                  Exhibit I

          Schedule of Existing Loans and advance to David R. Little

1. Interest Bearing Note              $137,635.00
2. Interest Bearing Note                53,927.00
3. Non Interest Bearing Note           227,000.00
4. Interest Bearing Note (Stk)         210,939.00
5. Miscellaneous Advances               35,734.00
                                      -----------
                                      $665,235.00
                                      ===========

Explanation:

1. Original note was $149,910 of which $138,000 existed at time David R. Little purchased Sepco and was secured by stock of Sepco. Subsequent to stock transfer to Little's children's trust Sepco accepted equity interest in Little's home as collateral. Monthly principal and interest payments of $1348.78 due the 1st of each month.

2. Original note of $58,737 originated in July 1990. Proceeds used by David R. Little for settlement of amount due at Texas American Bank for activities related to Tryit Enterprises. Principal and interest payment of $528.47 due the 1st of each month.

3. Advance made to David R. Little in April of 1992 for payment of personal income tax. Tax liability resulted from income generated by dissolution of Tryit related entities. Income to partners was created with no cash proceeds for payment of taxes.

4. Interest bearing note created in December, 1993 for purpose of selling five percent of Sepco to David R. Little. Interest only payments due in December of each year.

5. Miscellaneous advances made to David R. Little.

Sepco Industries, Inc.

                                   Exhibit J

                 Schedule of Amount Due Stock Acquisition Debt

   Marvin Steffek                $  4770.00
   Nelvin Luke                      1060.00
   Norman Schenk                    1360.00
   Charles E. Jacob                 5730.00
   Gary A. Allcorn                10,906.54
   Bryan H. Wimberly              27,216.32
   J. Michael Wappler             17,210.32
                                 ----------
   Total                         $68,253.18
                                 ==========

Note: Notes originated with employee listed above for purpose of allowing various employees to acquire Sepco stock through a non qualified stock plan. Notes require yearly interest payment.

                     FIRST AMENDMENT TO SECOND AMENDED AND
                    RESTATED LOAN AND SECURITY AGREEMENT AND
                            SECURED PROMISSORY NOTE


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND SECURED PROMISSORY NOTE ("this Amendment") is made and entered into this ____ day of May, 1995, by and between SEPCO INDUSTRIES, INC., a Texas corporation ("Borrower"), and SHAWMUT CAPITAL CORPORATION, a Connecticut corporation and successor-in-interest by assignment to Barclays Business Credit, Inc. ("Lender").

                                    RECITALS

         A. Borrower and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994 (the "Loan Agreement").

         B. In connection with the Loan Agreement, Borrower executed that certain Secured Promissory Note (Real Estate Loan) dated April 1, 1994 (the "Term Note"), in the original principal amount of $1,329,277.37, payable to the order of Lender.

         C. Borrower and Lender desire to amend the Loan Agreement, the Term Note and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

         2.01    AMENDMENT TO SECTION 1.1; ADDITION OF CERTAIN DEFINITIONS.
Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, in the proper alphabetical order:

         "First Amendment - the First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note dated as of May ___, 1995 by and between Borrower and Lender.

         Eurodollar Base Rate - with respect to a Eurodollar Loan for the relevant Eurodollar Interest Period, a rate per annum equal to the quotient of the following: (a) the rate at which deposits in U.S. dollars in immediately available funds are offered by Lender or Bank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of the Eurodollar Loan and having a maturity approximately equal to the Eurodollar Interest Period divided by (b) the difference of 1.00 minus the Eurodollar Reserve Requirement.

         Eurodollar Borrowing Notice - as defined in Section 3.7(A) of this Agreement.

         Eurodollar Interest Period- with respect to a Eurodollar Loan, a period of one (1), two (2), three (3) or six (6) months commencing on a Business Day selected by Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one (1), two (2), three (3) or six (6) months thereafter, provided, however, that if there is no such numerically corresponding day in such first (1st), second (2nd), third
         (3rd) or sixth (6th) succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such first (1st), second (2nd), third (3rd) or sixth (6th) succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

         Eurodollar Loan - a Revolving Credit Loan which bears interest at a Eurodollar Base Rate.

         Eurodollar Reserve Requirement- on any day, means that percentage (expressed as a decimal fraction) which is in effect on such day, as provided by the Board of Governors of the Federal Reserve System (or any successor governmental body) applied for determining the maximum reserve requirements (including without limitation, basic, supplemental, marginal and emergency reserves) under Regulation D with respect to "eurocurrency liabilities" as currently defined in Regulation D, or under any similar or successor regulation with respect to eurocurrency liabilities or eurocurrency funding. Each determination by Lender of the Eurodollar Reserve Requirement shall, in the absence of manifest error, be conclusive and binding."

         2.02 AMENDMENT TO DEFINITION OF "BANK" IN SECTION 1.1. The definition of "Bank" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "Barclays Bank PLC" therefrom and substituting "Shawmut Bank Connecticut, N.A." in lieu thereof.

         2.03 AMENDMENT TO SECTION 1.1; DELETION OF DEFINITION. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Applicable Margin" therefrom.

         2.04 AMENDMENT TO SECTION 3.1(A); INTEREST AND CHARGES. Subsection 3.1(A) of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "(A)    Interest shall accrue on the outstanding principal on the Term
         Loan in accordance with the terms of the Term Note, and the outstanding principal on the Revolving Credit Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an "Applicable Annual Rate"):
         (i) Eurodollar Loans shall bear interest at a rate per annum equal to 3.25% above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto and (ii) all other Revolving Credit Loans shall bear interest at a rate per annum equal to .75% above the Base Rate. Revolving Credit Loans shall bear interest at a rate per annum equal to .75% above the Base Rate unless the Borrower provides a Eurodollar Borrowing Notice to the Lender in accordance with Section 3.7(A) irrevocably electing that all or a portion of the Revolving Credit Loans are to bear interest at a Eurodollar Base Rate. Each Revolving Credit Loan that is not a Eurodollar Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business day immediately preceding the date hereof. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof, and shall be payable monthly, in arrears, on the first day of each month; provided, however, that interest at the Maximum Legal Rate shall be computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of the Obligations shall bear interest at the lesser of (i) the Maximum Legal Rate or (ii) a fluctuating rate per annum, calculated daily (computed on the actual days elapsed over a year of 360 days), equal to 4.0% above the Applicable Annual Rate or other applicable rate of interest (the "Default Rate").

         2.05 AMENDMENT TO SECTION 3.1; DELETION OF SUBSECTION. Section 3.1 of the Loan Agreement is hereby amended by deleting Subsection 3.1(F) in its entirety therefrom.

         2.06 AMENDMENT TO SUBSECTION 3.1(C). The fourth sentence of Subsection 3.1(C) of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "Borrower recognizes that, with fluctuations in the Base Rate, the Eurodollar Base Rate and the Maximum Legal Rate, such a result could inadvertently occur."

         2.07 AMENDMENT TO ARTICLE III; ADDITION OF SECTIONS. Article III of the Loan Agreement is hereby amended by adding new Sections 3.7 and 3.8 thereto which shall read as follows:

                 "3.7.    Additional Provisions Regarding Eurodollar Loans.

                          (A) Manner of Borrowing a Eurodollar Loan. Borrower shall give Lender notice of its intention to borrow a Eurodollar Loan in the form of Annex B to the First Amendment (a "Eurodollar Borrowing Notice"), in which notice Borrower shall specify (x) the aggregate amount of such Eurodollar Loan, (y) the requested date of such Eurodollar Loan, and (z) the Eurodollar Interest Period applicable thereto. Borrower shall give Lender the Eurodollar Borrowing Notice at least two (2) Business Days prior to the requested date of the Eurodollar Loan. With respect to such Eurodollar Loans, (i) each Eurodollar Loan shall be in an integral multiple of $1,000,000, (ii) no more than four (4) Eurodollar Interest Periods may be in existence at any one time, and (iii) Borrower may not request a Eurodollar Loan if there exists a Default or Event of Default. The Borrower shall select Eurodollar Interest Periods with respect to Eurodollar Loans so that no Eurodollar Interest Period expires after the end of the Original Term, or if extended pursuant to Section 3.3(A), any Renewal Term. An outstanding Revolving Credit Loan may be converted to a Eurodollar Loan at any time subject to the provisions of this Section 3.7.

                          (B)     Interest on Eurodollar Loans.  Each
                          Eurodollar Loan shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto (but not including the last day of such Eurodollar Interest Period) at the interest rate determined as applicable to such Eurodollar Loan, but interest on such Eurodollar Loan shall be payable as provided in Section 3.4. If at the end of a Eurodollar Interest Period for an outstanding Eurodollar Loan, Borrower has failed to deliver to Lender a new Eurodollar Borrowing Notice with respect to such Eurodollar Loan or to pay such Eurodollar Loan, then such Eurodollar Loan shall be converted to a Revolving Credit Loan bearing interest at a rate, and subject to all other terms and conditions of this Agreement, applicable to Revolving Credit Loans not constituting Eurodollar Loans on and after the last day of such Eurodollar Interest Period until paid or until the effective date of a new Eurodollar Borrowing Notice with respect thereto.

                          (C) Availability of Eurodollar Loans. If Lender determines that maintenance of any of its Eurodollar Loans would violate any applicable law, rule, regulation or directive, whether or not having the force of law, Lender shall suspend the availability of Eurodollar Loans and require any Eurodollar Loans outstanding to be repaid (provided, that, without in any way impairing Borrower's obligations under Section 3.7(D) and Section 3.7(E), to the extent that Borrower is entitled to request a Revolving Credit Loan bearing interest at the Base Rate, Borrower may request such a Revolving Credit Loan in order to repay the Eurodollar Loans); or if Lender determines that (x) deposits of a type or maturity appropriate to match fund Eurodollar Loans are not available or
                          (y) the Eurodollar Base Rate does not accurately reflect the cost of making a Eurodollar Loan, then Lender shall suspend the availability of Eurodollar Loans after the date of any such determination.

                          (D) Funding Indemnification. If any payment of a Eurodollar Loan occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Loan is not made on the date specified by Borrower because Borrower has not satisfied the conditions precedent to such Eurodollar Loan contained in this Agreement or has otherwise breached the terms of this Agreement, Borrower will indemnify Lender for any loss or cost incurred by it resulting therefrom, including without limitation any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Loan.

                          (E) Lender Statements: Survival of Indemnity. Within sixty (60) days of the date upon which Lender suspends the availability of Eurodollar Loans under
                          Section 3.7(C) hereof or learns of any loss or cost for which Borrower has indemnified Lender under
                          Section 3.7(D) hereof, Lender shall deliver a written statement as to the amount due under Section 3.7(C) or (D). Such written statement shall set forth in reasonable detail the calculations and basis therefor upon which Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though the Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Base Rate applicable to such Eurodollar Loan whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by Borrower of the written statement.

                 3.8. Yield Protection. If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject Lender to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any Eurodollar Loan or Lender's obligation to compute interest on the principal balance of any Eurodollar Loan at a rate based upon the Eurodollar Base Rate, or shall change the basis of taxation of payments to Lender of the principal of or interest on any Eurodollar Loan or any other amounts due under this Agreement in respect of any Eurodollar Loan or Lender's obligation to compute the interest on the principal balance of any Eurodollar Loan at a rate based upon the Eurodollar Base Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender, or shall impose on Lender (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any Eurodollar Loan or Lender's obligation to compute the interest on the principal balance of any Eurodollar Loan at a rate based upon the Eurodollar Base Rate; and the result of any of the foregoing is to increase the cost to Lender of maintaining any Eurodollar Loans, or to reduce the amount of any sum received or receivable by Lender under this Agreement by an amount deemed by Lender to be material, then upon demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or reduction. Lender will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender to compensation pursuant to this Section 3.8. A certificate of Lender claiming compensation under this Section
                 3.8 and setting forth the additional amount or amounts to be paid to Lender hereunder shall be conclusive in the absence of manifest error."

         2.08 AMENDMENT TO REFERENCES TO "ANNUAL RATE". The Loan Agreement is hereby amended by deleting any and all references to "Annual Rate" therefrom and substituting "Applicable Annual Rate" in lieu thereof.

         2.09 REFERENCES TO "BARCLAYS BUSINESS CREDIT, INC.". The Loan Agreement and the Other Agreements are hereby amended by deleting any and all references to "Barclays Business Credit, Inc." therefrom and substituting "Shawmut Capital Corporation" in lieu thereof.

                                  ARTICLE III
                            AMENDMENTS TO TERM NOTE

         Effective as of the date hereof, the Term Note is hereby amended as follows:

         3.01 AMENDMENT TO INTEREST RATE. The first full paragraph on page 1 of the Term Note is hereby amended by deleting the reference to "1.50%" contained therein and substituting "1.00%" in lieu thereof.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                 (a) Lender shall have received this Amendment, duly executed by Borrower together with such additional documents, instruments and information as Lender or its legal counsel may request;

                 (b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e)

Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "BORROWER"

                                        SEPCO INDUSTRIES, INC.



                                        By: /s/  GARY A. ALLCORN
                                           -------------------------------------
                                        Name:  Gary A. Allcorn
                                        Title: Vice President Finance



                                        "LENDER"

                                        SHAWMUT CAPITAL CORPORATION,
                                        SUCCESSOR-IN-INTEREST BY
                                        ASSIGNMENT TO BARCLAYS
                                        BUSINESS CREDIT, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


ANNEXES:

A - Certified Resolutions of Borrower's Board of Directors
B - Eurodollar Borrowing Notice

                                    ANNEX A

             CERTIFIED RESOLUTIONS OF BORROWER'S BOARD OF DIRECTORS


         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Barclays Business Credit, Inc., predecessor-in-interest to Shawmut Capital Corporation ("Lender"), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed First Amendment to Second Amended and Restated Loan and Security Agreement and Term Note, a draft of each of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A - Page 1 of 2

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  May ___, 1995.

                                          /s/  GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A - Page 2 of 2

                                    ANNEX B

                      FORM OF EURODOLLAR BORROWING NOTICE



         This Eurodollar Borrowing Notice is executed and delivered to Shawmut Capital Corporation, successor-in-interest by assignment to Barclays Business Credit, Inc. ("Lender"), by the undersigned officer of Sepco Industries, Inc., a Texas corporation ("Borrower"), this ____ day of __________________, 19______, pursuant to Section 3.7(A) of that certain Second Amended and Restated Loan and Security Agreement, dated April 1, 1994 (together with any and all renewals, modifications, extensions and amendments thereof, the "Loan Agreement"), between Borrower and Lender. All capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Loan Agreement.

         1.      Outstanding principal
                 amount of Revolving Credit Loans        $______________

         2.      Borrowing Base as of
                              , 19   (within
                 -------------    --
                      Business Days of the
                 ----
                 date hereof)                            $______________

         3.      Amount of Eurodollar
                 Loan requested                          $______________

         4.      Date Eurodollar Loan is requested       _________, 19___

         5.      The Eurodollar Interest Period          _______________

         In connection with the foregoing Eurodollar Loan and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies that:

                 (i) The undersigned is the duly elected, qualified and acting officer of Borrower specified below and as such officer is authorized to make and deliver this certificate.

                 (ii)     The representations and warranties contained in
         Section 8 of the Loan Agreement and in each of the Other Agreements are true and correct in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof.

                 (iii) No Default or Event of Default has occurred and is continuing or will exist after giving effect to the Eurodollar Loan requested hereby.





ANNEX B - Page 1 of 2

                 (iv) The Loans will not, after giving effect to the Eurodollar Loan requested hereby, exceed the amount permitted by
         Section 2.1 of the Loan Agreement.

                 (v) Enclosed herewith is a Borrowing Base Certificate prepared as of a date not more than _____ Business Days prior to the date hereof.


         EXECUTED and delivered this _____ day of _____________________, 19______.



                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------




ANNEX B - Page 2 of 2

                            CONSENT AND RATIFICATION

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to SHAWMUT CAPITAL CORPORATION ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the First Amendment to Second Amended and Restated Loan and Security Agreement and Term Note dated as of May ___, 1995 (the "Loan Amendment"), between Sepco Industries and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May ___, 1995.


                                           -------------------------------------
                                           David R. Little, individually

                            CONSENT AND RATIFICATION

         The undersigned, T. L. WALKER BEARING CO., has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to SHAWMUT CAPITAL CORPORATION ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the First Amendment to Second Amended and Restated Loan and Security Agreement and Term Note dated as of May ___, 1995 (the "Loan Amendment"), between Sepco Industries and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May ___, 1995.

                                        T. L. WALKER BEARING CO.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------

                            CONSENT AND RATIFICATION

         The undersigned, SOUTHERN ENGINE & PUMP COMPANY, has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to SHAWMUT CAPITAL CORPORATION ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the First Amendment to Second Amended and Restated Loan and Security Agreement and Term Note dated as of May ___, 1995 (the "Loan Amendment"), between Sepco Industries and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated: May ____, 1995.

                                        SOUTHERN ENGINE & PUMP COMPANY



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                            CONSENT AND RATIFICATION

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to SHAWMUT CAPITAL CORPORATION ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the First Amendment to Second Amended and Restated Loan and Security Agreement and Term Note dated as of May ___, 1995 (the "Loan Amendment"), executed by Sepco Industries, Inc. and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  May ___, 1995.



                                        ----------------------------------------
                                        GARY A. ALLCORN, TRUSTEE FOR KACEY
                                        JOYCE LITTLE, NICHOLAS DAVID
                                        LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS

                     SECOND AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into this 3rd day of April, 1996, to be effective as of the respective date herein indicated, by and between SEPCO INDUSTRIES, INC., a Texas corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as Shawmut Capital Corporation, and successor-in-interest by assignment to Barclays Business Credit, Inc. ("Lender").

                                    RECITALS

         A. Borrower and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Borrower and Lender (as amended, the "Loan Agreement").

         B. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT TO DEFINITION OF "BANK" IN SECTION 1.1. Effective as of December 8, 1995, the definition of "Bank" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "Shawmut Bank Connecticut, N.A." therefrom and substituting "Fleet National Bank of Connecticut" in lieu thereof.



SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

         2.02 REFERENCES TO "SHAWMUT CAPITAL CORPORATION". The Loan Agreement and the Other Agreements are hereby amended by deleting any and all references to "Shawmut Capital Corporation" therefrom and substituting "Fleet Capital Corporation" in lieu thereof.

         2.03 AMENDMENT TO SECTION 9.2(G). Effective as of December 31, 1995, Section 9.2(G) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "(G) Declare or make any Distributions; provided, however, that notwithstanding the foregoing, Borrower may pay cash dividends on Borrower's preferred stock provided that (i) the aggregate amount of such paid dividends does not exceed $117,000 in any fiscal year of Borrower, and (ii) at the time of such payment, no Default or Event of Default shall be in existence."

         2.04    AMENDMENT TO EXHIBIT I.  Effective as of December 31, 1995,
Exhibit I to the Loan Agreement, which is the Schedule of Existing Loans and advances to David R. Little, is amended as follows:

         (a) The reference in Exhibit I to the dollar amount "$137,635.00" is hereby deleted and substituted therefor is the dollar amount "$136,028.00".

         (b) The reference in Exhibit I to the dollar amount "$53,927.00" is hereby deleted and substituted therefor is the dollar amount "$53,298.00".

         (c) The reference in Exhibit I to the dollar amount "$35,734.00" is hereby deleted and substituted therefor is the dollar amount "$122,735.00".

         (d) The reference in Exhibit I to the dollar amount "$665,235.00" is hereby deleted and substituted therefor is the dollar amount "$750,000.00".

                                  ARTICLE III
                                LIMITED WAIVERS

         3.01 LIMITED WAIVERS. Upon satisfaction of the conditions precedent specified in Article IV hereof, Lender hereby waives any Default or Event of Default which occurred solely from the following:

         (a) Failure by Borrower to furnish to Lender not later than 90 days after the close of Borrower's 1995 fiscal year, the audited financial statements described in Section 9.1(J) of the Loan Agreement, which failure is a violation of Section 9.1(J) of the Loan Agreement; provided, however, this waiver is conditioned on Borrower's supplying such audited financial statements to Lender by April 30, 1996;





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

         (b) The payment by Borrower to the Littles' children's trusts of Distributions in the aggregate amount of $22,500 during Borrower's 1995 fiscal year, which is a violation of Section 9.2(G) of the Loan Agreement;

         (c) Making aggregate Capital Expenditures of $1,515,000 during Borrower's 1995 fiscal year, which is a violation of Section 9.2(I) of the Loan Agreement; and

         (d) (i) Creation by Borrower of a new wholly-owned Subsidiary, Bayou Pumps, Inc., a Texas corporation ("Bayou Pumps-Texas"),
                 (ii) acquisition of the shares of Bayou Pumps, Inc., a Louisiana corporation ("Bayou Pumps-Louisiana"), by Bayou Pumps-Texas, pursuant to the provisions of that certain Agreement and Plan of Reorganization, entered into effective as of December 27, 1995, by and among Denny Lawrence, Gary Pappas, Bayou Pumps-Texas, Bayou Pumps-Louisiana, and Borrower, and (iii) the merger of Bayou Pumps-Louisiana into Bayou Pumps-Texas, which events constitute violations of Sections 9.2(A) and 9.2(H) of the Loan Agreement.

         Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                 (a) Lender shall have received this Amendment, duly executed by Borrower together with such additional documents, instruments and information as Lender or its legal counsel may request;

                 (b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived by the provisions of Article III hereof or otherwise specifically waived in writing by Lender; and





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 3

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 4

Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 5

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 6

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "BORROWER"

                                        SEPCO INDUSTRIES, INC.



                                        By: /s/ GARY A. ALLCORN
                                            --------------------
                                        Name:   Gary A. Allcorn
                                        Title:  Sr. VP Finance

                                        "LENDER"

                                        FLEET CAPITAL CORPORATION, FORMERLY
                                        KNOWN AS SHAWMUT CAPITAL CORPORATION,
                                        SUCCESSOR-IN-INTEREST BY
                                        ASSIGNMENT TO BARCLAYS
                                        BUSINESS CREDIT, INC.


                                        By: /s/ H. MICHAEL WILLS
                                            -----------------------
                                        Name:   H. Michael Wills
                                        Title:  Vice President


ANNEX:

A - Certified Resolutions of Borrower's Board of Directors





SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 7

                                    ANNEX A

             CERTIFIED RESOLUTIONS OF BORROWER'S BOARD OF DIRECTORS


         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Barclays Business Credit, Inc., predecessor-in-interest to Fleet Capital Corporation, formerly known as Shawmut Capital Corporation ("Lender"), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amendment to Second Amended and Restated Loan and Security Agreement, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  April 4, 1996.


                                         /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                            CONSENT AND RATIFICATION

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to FLEET CAPITAL CORPORATION, formerly known as Shawmut Capital Corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 3, 1996 (the "Loan Amendment"), between Sepco Industries, Inc. and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets,
(d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April __, 1996.


                                               /s/ DAVID R. LITTLE
                                               ---------------------------------
                                               David R. Little, individually





CONSENT AND RATIFICATION TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1

                            CONSENT AND RATIFICATION

         The undersigned, T. L. WALKER BEARING CO., has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to FLEET CAPITAL CORPORATION, formerly known as Shawmut Capital Corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 3, 1996 (the "Loan Amendment"), between Sepco Industries, Inc. and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April ___, 1996.

                                        T. L. WALKER BEARING CO.



                                        By:   /s/  GARY A. ALLCORN
                                           -------------------------------------
                                        Name:      Gary A. Allcorn

                                        Title:     Senior VP Finance







CONSENT AND RATIFICATION TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 2

                            CONSENT AND RATIFICATION

         The undersigned, SOUTHERN ENGINE & PUMP COMPANY, has executed that certain Amended and Restated Unconditional Guaranty dated September 16, 1994 (the "Guaranty"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to FLEET CAPITAL CORPORATION, formerly known as Shawmut Capital Corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 3, 1996 (the "Loan Amendment"), between Sepco Industries, Inc. and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 4, 1996.

                                        SOUTHERN ENGINE & PUMP COMPANY



                                        By:   /s/  GARY A. ALLCORN
                                           -------------------------------------
                                        Name:      Gary A. Allcorn

                                        Title:     Senior VP Finance







CONSENT AND RATIFICATION TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 3

                            CONSENT AND RATIFICATION

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of BARCLAYS BUSINESS CREDIT, INC., predecessor-in-interest to FLEET CAPITAL CORPORATION, formerly known as Shawmut Capital Corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 3, 1996 (the "Loan Amendment"), executed by Sepco Industries, Inc. and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 4, 1996.

                                          /s/ GARY A. ALLCORN
                                        --------------------------------------
                                        GARY A. ALLCORN, TRUSTEE FOR KACEY
                                        JOYCE LITTLE, NICHOLAS DAVID LITTLE
                                        AND ANDREA RAE LITTLE 1988 TRUSTS





CONSENT AND RATIFICATION TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 4

                    THIRD AMENDMENT TO SECOND AMENDED AND
                    RESTATED LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into this 9th day of September, 1996, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco") and BAYOU PUMPS, INC., a Texas corporation ("Bayou") (Sepco and Bayou being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of Section 1.4 and Section 1.5 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (as amended, the "Loan Agreement").

         B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

         C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth, including, without limitation, to amend the Loan Agreement to make Bayou a party to the Loan Agreement and to make Bayou a joint and several co-obligor for certain obligations and indebtedness incurred under the Loan Agreement, all as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:




THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT TO DEFINITION OF "BANK" IN SECTION 1.1. Effective as of May 1, 1996, the definition of "Bank" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "Fleet National Bank of Connecticut" therefrom and substituting "Fleet National Bank" in lieu thereof.

         2.02 REFERENCES TO "FLEET CAPITAL CORPORATION". Effective as of May 1, 1996, the Loan Agreement and the Other Agreements are hereby amended such that any and all references to "Fleet Capital Corporation" shall be deemed to be a reference to Fleet Capital Corporation, a Rhode Island corporation.

         2.03 AMENDMENT TO DEFINITION OF "EURODOLLAR LOAN" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Eurodollar Loan" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "Eurodollar Loan - a Revolving Credit Loan or any portion of the Term Loan which bears interest at a Eurodollar Base Rate."

         2.04 AMENDMENT TO DEFINITION OF "TERM LOAN" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Term Loan" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "Term Loan - as defined in Section 2.2 of this Agreement."

         2.05 AMENDMENT TO DEFINITION OF "TERM NOTE" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Term Note" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "Term Note - that certain Secured Promissory Note, dated March 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, as renewed, extended, modified and restated from time to





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2
                 time, including, without limitation, as modified and extended by the third Amendment Modification Agreements (which Third Amendment Modification Agreements, among other things, modified the Term Note to reflect the increase of the Term Loan to $5,000,000)."

         2.06    AMENDMENT TO SECTION 1.1; ADDITION OF CERTAIN DEFINITIONS.
Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, to be inserted in their proper alphabetical order:

                 "Base Rate Loans - all Loans other than Eurodollar Loans.

                 Bayou - Bayou Pumps, Inc., a Texas corporation.

                 Bayou Guaranty Agreement - that certain Continuing Guaranty Agreement, executed by Bayou, in connection with the Third Amendment, whereby Bayou unconditionally guarantees payment of all Obligations of Sepco to Lender, such Continuing Guaranty Agreement to be in form and substance satisfactory to Lender, in its sole discretion.

                 Sepco - Sepco Industries, Inc., a Texas corporation.

                 Third Amendment - the Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 9, 1996, by and among Sepco, Bayou and Lender.

                 Third Amendment Deed of Trust - that certain Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, executed by Sepco, for the benefit of Lender (executed in connection with the Third Amendment), covering the real property in Harris County, Texas, legally described on Exhibit G attached to the Third Amendment, whereby Lender is granted a first priority Lien in such real property securing the Obligations, such Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rents to be in form and substance satisfactory to Lender, in Lender's sole discretion.

         Third Amendment Modification Agreements - each of the following documents, each dated on or about the date hereof, and each executed by Sepco and Lender:

                          (A) Modificaton of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Harris County, Texas];

                          (B) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Gregg County, Texas];





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 3

                          (C) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Ector County, Texas];

                          (D) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Matagorda County, Texas];

                          (E) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Jefferson County, Texas];

                          (F) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Lea County, New Mexico];

                          (G) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Dallas County, Texas];

                          (H) Modification of Secured Promissory Note and Second Modification to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents [Nueces County, Texas];

                          (I) Modification of Secured Promissory Note and Second Modification to Mortgage, Security Agreement, Financing Statement and Assignment of Rents [Lafayette Parish, Louisiana]; and

                          (J) Modification of Secured Promissory Note and Second Modification to Mortgage, Security Agreement, Financing Statement and Assignment of Rents [Jefferson Parish, Louisiana]."

         2.07 REFERENCES TO "GUARANTORS". Effective as of the date of execution of this Amendment, all references in the Loan Agreement to "Guarantors" shall be deemed to also refer to Bayou.

         2.08 REFERENCES TO "GUARANTY AGREEMENTS". Effective as of the date of execution of this Amendment, all references in the Loan Agreement to "Guaranty Agreements" shall be deemed to also refer to Bayou Guaranty Agreement.

         2.09 REFERENCES TO "MORTGAGES". Effective as of the date of execution of this Amendment, all references in the Loan Agreement to "Mortgages" shall be deemed to also refer to the Third Amendment Deed of Trust.





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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         2.10    REFERENCES TO "BORROWER".  Effective as of the date of
execution of this Amendment, all references in the Loan Agreement to "Borrower" shall be deemed to include references to Bayou, subject to the provisions of
Section 1.4 and Section 1.5 of the Loan Agreement.

         2.11 ADDITION OF SECTION 1.4; THE TERM "BORROWER" OR "BORROWERS". Effective as of the date of execution of this Amendment, a new Section 1.4 is added to the Loan Agreement, to read in its entirety as follows:

                 "1.4     The Term 'Borrower' or 'Borrowers'.  All references
         to 'Borrower' or 'Borrowers' herein shall refer to and include each Borrower separately and all representations contained herein shall be deemed to be separately made by each of them, and each of the covenants, agreements and obligations set forth herein shall be deemed to be the joint and several covenants, agreements and obligations of them. Any notice, request, consent, report or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to and also delivered by the other Borrower. Each Borrower recognizes and agrees that each covenant and agreement of 'Borrower' or 'Borrowers' under this Agreement and the Other Agreements shall create a joint and several obligation of the Borrowers, which may be enforced against Borrowers, jointly, or against each Borrower separately. Without limiting the terms of this Agreement and the Other Agreements, security interests granted under this Agreement and Other Agreements in properties, interests, assets and collateral shall extend to the properties, interests, assets and collateral of each Borrower. Similarly, the term 'Obligations' shall include, without limitation, all obligations, liabilities and indebtedness of such corporations, or any one of them, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several or individual."

         2.12 ADDITION OF SECTION 1.5; "SEPCO OBLIGATIONS". Effective as of the date of execution of this Amendment, a new Section 1.5 is added to the Loan Agreement, to read in its entirety as follows:

                 "1.5     Sepco Obligations.  Notwithstanding any other
         provision of the Term Note or this Agreement to the contrary, it is hereby agreed that Bayou is not assuming payment of either (x) the indebtedness evidenced by the Term Note (whether such indebtedness was incurred on the date of execution of the Third Amendment or earlier) or (y) of the unpaid principal balance of the other Obligations which was incurred by Sepco prior to the date of execution of the Third Amendment pursuant to this Agreement and the Other Agreements (collectively, the 'Sepco Obligations'). However, the parties hereto agree and acknowledge that the preceding sentence shall not (i) limit any contingent liability of Bayou for payment of any of the Sepco Obligations which arises pursuant to the Bayou Guaranty Agreement, or
         (ii) limit the security interest and Liens in favor of Lender granted by Bayou against the assets of Bayou as a result of Bayou becoming an additional named 'Borrower', which Liens shall secure payment of all Obligations arising in connection with this Agreement, whether currently existing or hereafter arising. For purposes of determining on or after the date hereof which Obligations outstanding





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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         constitute Sepco Obligations and how payments are applied to Sepco
         Obligations, (x) all payments received by Lender from Sepco on account of the Obligations shall be deemed to be applied first in payment of all then due and payable Sepco Obligations (until such time as the Sepco Obligations shall have been reduced to zero), and thereafter to the other Obligations as hereinafter set forth and unless Borrower specifically indicates to the contrary in writing to Lender, all payments received by Lender through the Dominion Account shall be deemed to be payments received by Lender from Sepco, (y) all payments received by Lender from Bayou shall be deemed to be applied on account of Obligations which are not Sepco Obligations, and to the extent that, notwithstanding the foregoing, for any reason anshall instead be determined to have been applied on account of any Sepco Obligations, such payment shall be deemed to have been made by Bayou pursuant to the Bayou Guaranty Agreement, and (z) unless Borrower specifically indicates to the contrary in writing to Lender, all payments received by Lender on the Term Note shall be deemed to be payments received from Sepco, and to the extent that, notwithstanding the foregoing, for any reason any payment received by Lender on the Term Note shall instead be determined to have been made by Bayou, such payment shall be deemed to have been made by Bayou pursuant to the Bayou Guaranty Agreement."

         2.13 AMENDMENT TO SECTION 2.2. Effective as of the date of execution of this Amendment, Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                          "2.2 Term Loan.  The parties hereto agree that
                 effective as of April 1, 1994, Lender made to Sepco that certain term loan in the original principal amount of $1,329,277.37, which term loan is currently evidenced by that certain Secured Promissory Note, dated March 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender. Sepco further agrees, represents and warrants that as of the date of execution of the Third Amendment, the unpaid principal amount of such term loan is $82,231.76, and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Lender. Sepco further agrees, represents and warrants that it has requested that Lender convert $4,917,768.24 of the principal amount of Revolving Credit Loans made to Sepco by Lender which are outstanding on the date of execution of the Third Amendment to a term loan, which term loan will be combined and consolidated with the outstanding principal amount of the term loan made to Sepco on April 1, 1994, such that the combined term loan shall be in the aggregate principal amount of $5,000,000 (such $5,000,000 term loan made on the date of execution of the Third Amendment being referred to in this Agreement as the 'Term Loan'). Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Borrower. The Term Loan shall be repayable in accordance with the terms of the Term Note, and shall be secured by the Collateral. The parties hereto agree that the Term Loan represents a portion of the 'Sepco Obligations' referred to and defined in Section 1.5 of this Agreement. If Sepco sells any of its Equipment or real Property, or if any of the other Property





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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                 owned by Sepco is taken by condemnation, Sepco shall pay to
                 Lender, unless otherwise agreed by Lender, as and when received by Sepco and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Sepco from such sale or condemnation, less any state or federal income tax directly attributable thereto."

         2.14 ADDITION OF SECTION 2.5; JOINT AND SEVERAL LIABILITY; RIGHTS OF CONTRIBUTION. Effective as of the date of execution of this Amendment, a new Section 2.5 is added to the Loan Agreement to read in its entirety as follows:

         "2.5    Joint and Several Liability; Rights of Contribution.

                 (A) Each Borrower states and acknowledges that: (i) pursuant to this Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of Lender hereunder and a desire of the Borrowers that each Borrower execute and deliver to Lender this Agreement; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

                 (B)      Each Borrower hereby irrevocably and unconditionally:
         (i) agrees that it is jointly and severally liable to Lender for the full and prompt payment of the Obligations and the performance by each Borrower of its obligations hereunder in accordance with the terms hereof; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the obligations of any Borrower being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from Borrower.

                 (C) It is the intent of each Borrower that the indebtedness, obligations and liability hereunder of no one of them be subject to challenge on any basis. Accordingly, as of the date hereof, the liability of each Borrower under this Section 2.5, together with all of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing Indebtedness as the same become absolute and matured ('Dated Liabilities') is, and is to be, less than the amount of the aggregate of a fair valuation of its Property as of such corresponding date ('Dated Assets'). To this end, each Borrower under this Section 2.5, (i) grants to and recognizes in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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         and contribution in its favor recognized herein, would exceed the
         Dated Liabilities of such Borrower or, as the case may be, (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other Borrower in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this Section 2.5. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 2.5 that each Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder."

         2.15 AMENDMENT TO SECTION 3.1(A). Effective as of the date of execution of this Amendment, the first three sentences of Section 3.1(A) of the Loan Agreement are amended and restated to read in their entirety as follows:

         "(A)    Outstanding principal on the Loans shall bear interest,
         calculated daily (computed on the actual number of days elapsed over a year of 360 days) at the following rates per annum (individually called, as applicable, an 'Applicable Annual Rate'): (i) Eurodollar Loans shall bear interest at a rate per annum equal to 2.75% above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto and (ii) all other Loans shall bear interest at a rate per annum equal to .50% above the Base Rate. All Loans shall bear interest at a rate per annum equal to .50% above the Base Rate, unless the Borrower provides a Eurodollar Borrowing Notice to the Lender in accordance with Section 3.7(A) irrevocably electing that all or a portion of the Loans are to bear interest at a Eurodollar Base Rate. Each Loan that is not a Eurodollar Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective."

         2.16 AMENDMENT TO SECTION 3.3(A). Effective as of the date of execution of this Amendment, Section 3.3(A) of the Loan Agreement is amended by deleting therefrom the reference to the date "January 2, 1997" and substituting therefor the date "January 2, 1999".

         2.17 AMENDMENT TO SECTION 3.3(C). Effective as of the date of execution of this Amendment, Section 3.3(C) of the Loan Agreement is amended by deleting therefrom the reference to the date "January 2, 1997" and substituting therefor the date "January 2, 1999".

         2.18 AMENDMENT TO SECTION 3.7(A). Effective as of the date of execution of this Amendment, Section 3.7(A) of the Loan Agreement is amended and restated to read in its entirety as follows:

         "(A)    Manner of Borrowing a Eurodollar Loan.  Borrower shall give
         Lender notice of its intention to either (i) borrow a Eurodollar Loan or (ii) designate a portion of the Base





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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         Rate Loans to bear interest based upon the Eurodollar Base Rate, in the form of Annex B to the Third Amendment (a 'Eurodollar Borrowing Notice'), in which notice Borrower shall specify (x) the aggregate amount of such Eurodollar Loan, (y) the requested date of such Eurodollar Loan, and (z) the Eurodollar Interest Period applicable thereto. Borrower shall give Lender the Eurodollar Borrowing Notice at least two (2) Business Days prior to the requested date of the Eurodollar Loan. With respect to such Eurodollar Loans, (I) each Eurodollar Loan shall be in an integral multiple of $1,000,000, (II) no more than four (4) Eurodollar Interest Periods may be in existence at any one time, and (III) Borrower may not request a Eurodollar Loan if there exists a Default or Event of Default. The Borrower shall select Eurodollar Interest Periods with respect to Eurodollar Loans so that no Eurodollar Interest Period expires after the end of the Original Term, or if extended pursuant to Section 3.3(A), any Renewal Term. An outstanding Loan may be converted to a Eurodollar Loan at any time subject to the provisions of this Section 3.7."

         2.19 AMENDMENT TO SECTION 3.7(B). Effective as of the date of execution of this Amendment, the second sentence of Section 3.7(B) of the Loan Agreement is amended and restated to read in its entirety as follows:

                 "If at the end of a Eurodollar Interest Period for an outstanding Eurodollar Loan, Borrower has failed to deliver to Lender a new Eurodollar Borrowing Notice with respect to such Eurodollar Loan or to pay such Eurodollar Loan, then such Eurodollar Loan shall be converted to a Base Rate Loan bearing interest at a rate, and subject to all other terms and conditions of this Agreement, applicable to Base Rate Credit Loans on and after the last day of such Eurodollar Interest Period until paid or until the effective date of a new Eurodollar Borrowing Notice with respect thereto."

         2.20 GRANT BY BAYOU OF SECURITY INTEREST IN COLLATERAL. Bayou hereby agrees that by becoming a party to the Loan Agreement, it is subject to all the provisions of the Loan Agreement, including, without limitation, the grant of a continuing security interest in and Lien upon all of the Property and interests in Property of Bayou, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as specified in Section
4.1 of the Loan Agreement. In accordance therewith, in order to secure the prompt payment and performance to Lender of the Obligations, Bayou hereby grants to Lender a continuing security interest in and Lien upon all of the Property and interests in Property of Bayou, whether now owned or existing or hereafter created, acquired or arising and wheresoever located including, without limitation, the following:

                 (A)      Accounts;

                 (B)      Inventory;

                 (C)      Equipment;





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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                 (D)      General Intangibles;

                 (E) all monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee of Lender;

                 (F) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A), (B), (C), (D) and
(E) above, including, without limitation, Proceeds of and unearned premiums with respect to insurance Policies insuring any of the Collateral; and

                 (G) all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Bayou pertaining to any of (A), (B), (C), (D), (E) or
(F) above.

         2.21    DELETION OF SECTION 10.2(C).      Effective as of April 30,
1996, Section 10.2(C) of the Loan Agreement is deleted in its entirety.

         2.22.   DELETION OF SECTION 11.1(H).  Effective as of April 30, 1996,
Section 11.1(H) of the Loan Agreement is deleted in its entirety.

         2.23. DELIVERY TO LENDER OF MORTGAGEE CONSENT AND FIRST LIENHOLDER ESTOPPEL LETTER REGARDING PROPERTY DESCRIBED IN THIRD AMENDMENT DEED OF TRUST. In addition to and not in limitation of its other agreements under the Loan Agreement, Borrower agrees to deliver to Lender within ninety (90) days after the date of execution of this Amendment, each of the following, each in form and substance satisfactory to Lender, in its sole discretion:

                 (a) Mortgagee Consent regarding the property described in the Third Amendment Deed of Trust, duly executed by William E. Snyder and Helen B. Snyder ("Snyders"); and

                 (b) First Lienholder Estoppel Letter regarding the property described in the Third Amendment Deed of Trust, duly executed by the Snyders.

Borrower agrees that failure by Borrower to deliver either or both of the above-described documents by the above date shall constitute an Event of Default under the Loan Agreement.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
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                 (a)      Lender shall have received each of the following,
each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereof, other than Lender:

                          (i) This Amendment, duly executed by Lender, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, T.L. Walker Bearing Co., Southern Engine & Pump Company, and Gary A. Allcorn, Trustee for Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts;

                          (ii)    Bayou Guaranty Agreement, duly executed by
         Bayou;

                          (iii) The Third Amendment Modification Agreements, duly executed by Sepco;

                          (iv) The Third Amendment Deed of Trust, duly executed by Sepco, accompanied by a commitment for issuance of mortgagee title insurance policy, issued by a title company reasonably satisfactory to Lender, whereby such title company agrees to issue to Lender a mortgagee title insurance policy regarding such real property, such mortgagee title insurance commitment to be in form and substance satisfactory to Lender, in its sole discretion; and

                          (v) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                 (b) Lender shall have received in immediately available funds from Sepco payment of the $25,000 restructuring fee described in Section
5.03 of this Amendment.

                 (c) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

                 (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                   NO WAIVER

         4.01 NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision





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of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between any Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between any Borrower and Lender.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, and (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou.

         5.03 RESTRUCTURING FEE. In consideration for the agreements of Lender contained herein including, without limitation, extending the Original Term and restructuring and increasing the Term Loan, but subject to the provisions of Section 3.1(C) of the Loan Agreement, Sepco agrees to pay Lender a fee of $25,000. Such fee shall be fully earned, and due and payable, on the date of execution of this Amendment.





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
                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.





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         6.09    APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER AGREEMENTS
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 14

                                        "BORROWER"

                                        SEPCO INDUSTRIES, INC.


                                        By: /s/ DAVID R. LITTLE
                                           -------------------------------------
                                        Name: David R. Little
                                              ----------------------------------
                                        Title: CEO
                                               ---------------------------------

                                        BAYOU PUMPS, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        "LENDER"

                                        FLEET CAPITAL CORPORATION



                                        By: /s/ H. MICHAEL WILLS
                                           -------------------------------------
                                        Name: H. Michael Wills
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

ANNEXES:

A-1  -   Certified Resolutions of Sepco Industries, Inc.
A-2  -   Certified Resolutions of Bayou Pumps, Inc.
B    -   Form of Eurodollar Borrowing Notice





THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 15

                                   ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                  SEPCO INDUSTRIES, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Third Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Bayou Pumps, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and
(ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A-1 TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  September 9, 1996.

                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A-1 TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                                   ANNEX A-2

                            CERTIFIED RESOLUTIONS OF
                     BAYOU PUMPS, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Bayou Pumps, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to become a party to and amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Third Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Sepco and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A-2 TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  September 9, 1996.

                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A-2 TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                                  Exhibit "G"
                                       to
                 Third Amendment to Second Amended and Restated
                          Loan and Security Agreement

             Description of Creekmont, Houston, Texas Real Property

Lot(s) Twelve (12) in Block One (1) of ROSLYN HEIGHTS ACRES HOME SECTION NO. ONE, an addition to Harris County, Texas, according to the map or plat thereof recorded in Volume 5, Page 28 of the Map Records of Harris County, Texas.

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having formerly been known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 9, 1996 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, and Lender, a copy of which has been reviewed by the undersigned, (ii) agrees, effective as of the date hereof, that the Guaranty is amended such that hereafter all references to "Borrower" in the Guaranty shall, in addition to Sepco Industries, Inc., a Texas corporation, also include Bayou Pumps, Inc., a Texas corporation, and
(iii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated: September 9, 1996.


                                        /s/ DAVID R. LITTLE
                                        ----------------------------------------
                                        David R. Little, individually
AGREED TO THIS 16
DAY OF September, 1996:

FLEET CAPITAL CORPORATION


By:      /s/ H. MICHAEL WILLS
   --------------------------
Name:     H. Michael Wills
     ------------------------
Title:    Vice President
      -----------------------





CONSENT AND RATIFICATION TO THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION AND AMENDMENT

         The undersigned, T. L. WALKER BEARING CO., has executed (x) that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), and (y) that certain Amended and Restated Security Agreement, dated as of April 1, 1994, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 9, 1996 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, and Lender, a copy of which has been reviewed by the undersigned, (ii) agrees, effective as of the date hereof, that the Guaranty is amended such that hereafter all references to "Borrower" in the Guaranty shall, in addition to Sepco Industries, Inc., a Texas corporation, also include Bayou Pumps, Inc., a Texas corporation, (iii) agrees, effective as of the date hereof, that the Security Agreement is amended such that hereafter the definition of "Borrower" in the Security Agreement shall mean "each of Sepco Industries, Inc., a Texas corporation, and Bayou Pumps, Inc., a Texas corporation, and any and all successors and assigns thereof", and (iv) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Indebtedness", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or as debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated: September 9, 1996.

                                        T. L. WALKER BEARING CO.


                                        By: /s/ DAVID R. LITTLE
                                           --------------------------------
                                        Name: David R. Little
                                             ------------------------------
                                        Title: CEO
                                              -----------------------------

AGREED TO THIS 16
DAY OF September, 1996:

FLEET CAPITAL CORPORATION


By:      /s/ H. MICHAEL WILLS
   --------------------------
Name:     H. Michael Wills
     ------------------------
Title:    Vice President
      -----------------------






CONSENT AND RATIFICATION TO THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 2

                            CONSENT AND RATIFICATION

         The undersigned, SOUTHERN ENGINE & PUMP COMPANY, has executed (x) that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), and (y) that certain Amended and Restated Security Agreement, dated as of April 1, 1994, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 9, 1996 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, and Lender, a copy of which has been reviewed by the undersigned, (ii) agrees, effective as of the date hereof, that the Guaranty is amended such that hereafter all references to "Borrower" in the Guaranty shall, in addition to Sepco Industries, Inc., a Texas corporation, also include Bayou Pumps, Inc., a Texas corporation, (iii) agrees, effective as of the date hereof, that the Security Agreement is amended such that hereafter the definition of "Borrower" in the Security Agreement shall mean "each of Sepco Industries, Inc., a Texas corporation, and Bayou Pumps, Inc., a Texas corporation, and any and all successors and assigns thereof", and (iv) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Indebtedness", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or a debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated: September 9, 1996.

                                        SOUTHERN ENGINE & PUMP COMPANY


                                        By: /s/ DAVID R. LITTLE
                                           --------------------------------
                                        Name: David R. Little
                                             ------------------------------
                                        Title: CEO
                                              -----------------------------

AGREED TO THIS 16
DAY OF September, 1996:

FLEET CAPITAL CORPORATION


By:      /s/ H. MICHAEL WILLS
   --------------------------
Name:     H. Michael Wills
     ------------------------
Title:    Vice President
      -----------------------





CONSENT AND RATIFICATION TO THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 3

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 9, 1996 (the "Loan Amendment"), executed by Sepco Industries, Inc., a Texas corporation, and Bayou Pumps, Inc., a Texas corporation and Lender, a copy of which has been reviewed by the undersigned,
(ii) agrees, effective as of the date hereof, that the Pledge Agreement is amended such that hereafter all references to "Borrower" in the Pledge Agreement shall, in addition to Sepco Industries, Inc., a Texas corporation, also include Bayou Pumps, Inc., a Texas corporation, and (iii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated: September 9, 1996.

                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        GARY A. ALLCORN, TRUSTEE FOR
                                        KACEY JOYCE LITTLE, NICHOLAS
                                        DAVID LITTLE AND ANDREA RAE
                                        LITTLE 1988 TRUSTS
AGREED TO THIS 16
DAY OF September, 1996:

FLEET CAPITAL CORPORATION


By:      /s/ H. MICHAEL WILLS
   --------------------------
Name:     H. Michael Wills
     ------------------------
Title:    Vice President
      -----------------------





CONSENT AND RATIFICATION TO THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 4

WHEN RECORDED, RETURN TO:

Hughes & Luce, L.L.P.
1717 Main Street, Suite 2800
Dallas, Texas  75201
Attn:  Kenneth M. Vesledahl, Esq.


                  MODIFICATION OF SECURED PROMISSORY NOTE AND
                 SECOND MODIFICATION TO DEED OF TRUST, SECURITY
             AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
                             [NUECES COUNTY, TEXAS]


STATE OF TEXAS            )
                          )       KNOW ALL MEN BY THESE PRESENTS
COUNTY OF NUECES          )


         THIS MODIFICATION OF SECURED PROMISSORY NOTE AND SECOND MODIFICATION TO DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS (this "Amendment") is entered into on September 9, 1996, but effective for all purposes as of the 9th day of September, 1996, and is executed by SEPCO INDUSTRIES, INC. ("Grantor"), a Texas corporation, with its principal place of business at 580 Westlake Park Boulevard, Suite 1100, Houston, Texas 77079, for the benefit of FLEET CAPITAL CORPORATION ("Beneficiary"), a Rhode Island corporation, with offices at 2711 Haskell Avenue, Suite 2100, LB 21, Dallas, Texas 75204, Beneficiary being the successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Grantor previously entered into that certain Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents dated January 22, 1992 and recorded at Volume 2347, Page 269 of the real property records of Nueces County, Texas (as heretofore amended, including, without limitation, as amended by the First Amendment to Deed of Trust [as hereinafter defined], the "Deed of Trust"), pursuant to which Grantor granted to Barclays Business Credit, Inc., a Connecticut corporation ("Barclays") various liens and security interests on, among other things, the real property described on Exhibit A attached hereto and incorporated herein by reference and all attachments, fixtures and other property located thereon or related thereto (collectively, the "Property").

         B. Wesco Equipment, Inc. ("Wesco") was merged into Southern Engine & Pump Company ("Sepco") on March 1, 1994, pursuant to that certain Plan and Agreement of Merger - Wesco Equipment, Inc. Into Southern Engine & Pump Company (the "Wesco Merger").

         C. Sepco was merged into Grantor on March 1, 1994 pursuant to that certain Plan and Agreement of Merger - Southern Engine & Pump Company Into Sepco Industries, Inc. (the "Sepco Merger").

         D. T. L. Walker Bearing Co.("Walker") was merged into DMS Corporation ("DMS") on March 1, 1994 pursuant to that certain Plan and Agreement of Merger - T.L. Walker Bearing Co. Into DMS Corporation (the "Walker Merger").

         E. DMS was merged into Grantor on March 1, 1994 pursuant to that certain Plan and Agreement of Merger - DMS Corporation Into Sepco Industries, Inc. (the "DMS Merger"). The Wesco Merger, the Sepco Merger, the Walker Merger and the DMS Merger are collectively referred to herein as the "Mergers".

         F.      (i)      Grantor and Barclays entered into that certain Second
Amended and Restated Loan Agreement, dated as of April 1, 1994, which amended, restated, consolidated and combined (but did not extinguish) that certain Amended and Restated Loan and Security Agreement, dated January 22, 1992, by and between Walker and Beneficiary (the "Walker Loan Agreement") and that certain Amended and Restated Loan and Security Agreement, dated January 22, 1992, executed by Sepco and Barclays (the "Sepco Loan Agreement") into one agreement in order to reflect the effect of the Mergers (such amended, restated and combined loan agreement, as thereafter amended from time to time, is hereinafter referred to as the "Loan Agreement"; and (ii) in order to preserve, maintain and carry forward all of the liens and security interests previously granted to Barclays in relation to the Walker Loan Agreement, and Sepco Loan Agreement and the other contracts, instruments, documents and agreements executed in connection therewith, Grantor and Barclays modified the Deed of Trust by executing that certain First Amendment to Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents, which was entered into on September 16, 1994, but was effective for all purposes as of April 1, 1994, and which was recorded on October 20, 1994, as Document No. 934157, of the real property records of Nueces County, Texas (the "First Amendment to Deed of Trust"), which First Amendment to Deed of Trust in part (x) modified the definition of "Secured Indebtedness" contained in the Deed of Trust to include, without limitation, all indebtedness, liabilities and obligations incurred by Grantor arising under the Loan Agreement, the Term Note (as hereinafter defined), and the Deed of Trust (hereinafter, the "Secured Indebtedness"), and (y) modified the definition of Term Note to be that certain Secured Promissory Note, dated as of April 1, 1994, in the original principal amount of $1,329,277.37, executed by Grantor and payable to the order of Barclays, and any and all renewals, modifications and extensions thereof (hereinafter, the "Term Note") (the Deed of Trust, the Term Note, the Loan Agreement and all other contracts, instruments, documents, and agreements related thereto and/or executed in connection therewith being hereinafter collectively referred to as the "Documents").

         G. All right, title and interest of Barclays in the Deed of Trust, the Term Note and the other Secured Indebtedness was assigned by Barclays to Fleet Capital Corporation, a Connecticut corporation, pursuant to that certain Assignment of Deed of Trust, dated to be effective as of January 31, 1995, executed by Barclays, in favor of Fleet Capital Corporation, a Connecticut corporation (then known as Shawmut Capital Corporation), and recorded in the real property records of Neuces County, Texas.

         H. Beneficiary, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded on May 1, 1996, to all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Deed of Trust, the Term Note and the other Secured Indebtedness.

         I. Beneficiary is the present holder of all right, title and interest in the Deed of Trust, the Term Note and the other Secured Indebtedness.

         J. Beneficiary and Grantor desire (i) that the indebtedness evidenced by the Term Note be increased to reflect that as of the date hereof Beneficiary and Grantor are converting a portion of the outstanding Revolving Credit Loans (as defined in the Loan Agreement) into a term loan to be combined with the term loan presently evidenced by the Term Note, such that such combined term loan will be in the aggregate principal amount of $5,000,000, and such combined term loan will hereafter be evidenced by the Term Note, as modified hereby, (ii) to extend the maturity of the combined term loan evidenced by the Term Note, as modified hereby, (iii) to revise the payment terms of the combined term loan evidenced by the Term Note, as modified hereby, and (iv) to modify certain other provisions of the Deed of Trust and the Term Note.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Unless otherwise defined herein, capitalized terms shall have the meaning ascribed to them in the Deed of Trust.

                                   ARTICLE II
                                   AMENDMENTS

         2.01    EXTENSIONS OF MATURITY OF TERM NOTE.  The maturity of the Term
Note is hereby renewed and extended until January 2, 1999.

         2.02 PRINCIPAL BALANCE OF TERM NOTE. Beneficiary and Grantor agree that effective as of April 1, 1994, Beneficiary made to Grantor that certain term loan in the original principal amount of $1,329,277.37, which term loan is currently evidenced by the Term Note. Grantor further agrees, represents and warrants that as of the date of execution of this Amendment, the unpaid principal amount of such term loan is $82,231.76 and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Beneficiary. Grantor further agrees, represents and warrants that it has requested that Beneficiary convert $4,917,768.24 of the principal amount of Revolving Credit Loans made to Grantor by Beneficiary which are outstanding on the date hereof to a term loan, which term loan will be combined and consolidated with the outstanding principal amount of the term loan made to Grantor on April 1, 1994, such that the combined term loan shall be in the aggregate principal amount of $5,000,000. Beneficiary and Grantor hereby agree and acknowledge that such combined term loan in the aggregate principal amount of $5,000,000 has been made by Beneficiary to Grantor and that such combined $5,000,000 term loan shall hereafter be evidenced by the Term Note, as modified by this Amendment. In furtherance of the foregoing, Beneficiary and Grantor hereby amend the Term Note such that (i) each reference in the Term Note to the dollar amount "$1,329,277.37" is deleted and substituted therefor is the dollar amount "$5,000,000" and (ii) the reference to the phrase "ONE MILLION, THREE HUNDRED TWENTY-NINE THOUSAND, TWO HUNDRED SEVENTY-SEVEN AND 37/100 DOLLARS" is deleted and substituted therefor is the clause "FIVE MILLION AND NO/100 DOLLARS".

         2.03 INTEREST RATE PROVISIONS IN THE TERM NOTE. Beneficiary and Grantor hereby further amend the Term Note as follows:

                 (a)      The first paragraph on the first page of the Term
         Note is amended by deleting therefrom the phrase "1.50% above the Base Rate (the 'Annual Term Rate')," and substituting therefor the phrase "the Applicable Annual Rate (as defined in the Loan Agreement)", and each other reference in the Term Note to the words "Annual Term Rate" is deleted and substituted therefor are the words "Applicable Annual Rate".

                 (b) The last paragraph on page one of the Term Note (as it carries forward on page two of the Term Note) is hereby amended and restated to read in its entirety as follows:


                          "Borrower acknowledges and understands that the Base
                 Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest established by Bank from time to time as its base rate and that such rate may not be the lowest or best rate at which Bank calculates interest or extends credit. Each portion of the outstanding principal amount of this Note that is not a Eurodollar Loan (as defined in the Loan Agreement) shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The rate of interest in effect hereunder may be increased in accordance with the provisions of the Loan Agreement. Interest on this Notice shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days); provided, however, interest due at the Maximum Legal Rate shall be calculated on the basis of actual days elapsed over a year of 365 or 366 days, as the case may be."


                 (c) The first full paragraph on page two of the Term Note is amended by deleting therefrom the words "Base Rate" and substituting therefor the words "Applicable Annual Rate".

         2.04 PAYMENT TERMS. Effective as of the date of execution of this Amendment, the last paragraph on page two of the Term Note is amended and restated to read in its entirety as follows:

                 "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:


                          (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on August 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                          (b) principal shall be due and payable in equal monthly installments of EIGHTY-THREE THOUSAND AND NO/100 DOLLARS ($83,000) each, commencing on August 1, 1998, and continuing on the first day of each month thereafter to and including the first day of December, 1998; and

                          (c) the entire unpaid principal balance hereof, together with any and all other amounts due hereunder, shall be due and payable on January 2, 1999."

         2.05 PREPAYMENT PREMIUM. The Term Note is further amended (i) by deleting the reference on page three to "Section 3.3(A)" and substituting therefor a reference to "Section 3.3(B)" and (ii) by deleting the reference on page three of the Term Note to the date "January 1, 1997" and substituting therefor the date "January 1, 1999".

         2.06 AMENDMENT TO SECTION 9.18(A) OF THE DEED OF TRUST. The first portion of Section 9.18(A) of the Deed of Trust is hereby deleted therefrom and the following is hereby substituted therefor:

                 "(A)     If to Beneficiary:

                                  Fleet Capital Corporation
                                  2711 North Haskell
                                  Suite 2100, LB 21
                                  Dallas, Texas  75204
                                  Attention:  Loan Administration Manager"

                                  ARTICLE III
                                   NO WAIVER

         3.01 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Beneficiary of any covenant or provision of the Deed of Trust, the Term Note, this Amendment, the Loan Agreement, or of any other Document, and Beneficiary's failure at any time or times hereafter to require strict performance by Grantor of any provision thereof shall not waive, affect or diminish any right of Beneficiary to thereafter demand strict compliance therewith. Beneficiary hereby reserves all rights granted under the Deed of Trust, the Term Note, this Amendment, the Loan Agreement, the other Documents, and any other contract or instrument between Grantor and Beneficiary.

                                   ARTICLE IV
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Term Note, the Deed of Trust, the Loan Agreement and the other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Term Note, the Deed of Trust, the Loan Agreement and the other Documents are ratified and confirmed and shall continue in full force and effect. Grantor and Beneficiary agree that the Deed of Trust, as amended hereby, the Term Note, as amended hereby, the Loan Agreement and the other Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.02 REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Beneficiary that (a) the execution, delivery and performance of this Amendment and any and all other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Grantor and will not violate the Articles of Incorporation or Bylaws of Grantor; (b) the representations and warranties contained in the Deed of Trust, as amended hereby, the Term Note, as amended hereby, the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Deed of Trust, as amended hereby, the Term Note, as amended hereby, the Loan Agreement or any other Loan Document has occurred and is continuing, unless such Default or Event or Default has been specifically waived in writing by Beneficiary; and
(d) Grantor is in full compliance with all covenants and agreements contained in the Deed of Trust, as amended hereby, the Term Note, as amended hereby, the Loan Agreement and the other Documents, as amended hereby.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

         5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Deed of Trust, the Term Note, the Loan Agreement or any other Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the payment in full of the Secured Indebtedness and the termination of Lender's obligation to make Revolving Credit Loans under the Loan Agreement for a period of four
(4) years beyond the date of such payment in full and termination, and no investigation by Beneficiary or any closing shall affect the representations and warranties or the right of Beneficiary to rely upon them.

         5.02 REFERENCE TO DEED OF TRUST AND TERM NOTE. Each of the Deed of Trust, the Term Note, the Loan Agreement and the other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Deed of Trust, as amended hereby, the Term Note, as amended hereby, the Loan Agreement or any other Document are hereby amended so that any reference in the Deed of Trust, the Term Note, the Loan Agreement or the other Documents to the Deed of Trust shall mean a reference to the Deed of Trust as amended hereby, and to the Term Note shall mean the Term Note, as amended hereby.

         5.03 EXPENSES OF BENEFICIARY. As provided in the Loan Agreement, Grantor agrees to pay on demand all costs and expenses incurred by Beneficiary in connection with the preparation, negotiation and execution of this Amendment and the other Documents to be executed in connection herewith and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Beneficiary's legal counsel, and all costs and expenses incurred by Beneficiary in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Document, including, without limitation, the costs and fees of Beneficiary's legal counsel.

         5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Beneficiary and Grantor and their respective successors and assigns, except Grantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Beneficiary.

         5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Beneficiary to or for any breach of or deviation from any covenant or condition by Grantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.09 VALIDITY AND PRIORITY OF LIENS. All of the Property shall remain in all respects subject to the lien, charge or encumbrance of the Deed of Trust and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, charge or encumbrance of the Deed of Trust or the priority thereof over any other liens, charges or encumbrances or to release or affect the liability of Grantor under or on account of the Term Note, the Loan Agreement, or any other Document, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Term Note held by Beneficiary.

         5.10 APPLICABLE LAW. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT.

         5.11 FINAL AGREEMENT. THE DEED OF TRUST, AS AMENDED HEREBY, THE TERM NOTE, AS AMENDED HEREBY, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE DEED OF TRUST, AS AMENDED HEREBY, THE TERM NOTE, AS AMENDED HEREBY, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY GRANTOR AND BENEFICIARY.

         5.12 RELEASE. GRANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "SECURED INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BENEFICIARY. GRANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BENEFICIARY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR

UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GRANTOR MAY NOW OR HEREAFTER HAVE AGAINST BENEFICIARY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         Executed and effective as of the dates indicated above.


                                        GRANTOR:

                                        SEPCO INDUSTRIES, INC.


                                        By: /s/ DAVID R. LITTLE
                                           -------------------------------------
                                                 David R. Little
                                                 Chief Executive Officer


                                        BENEFICIARY:

                                        FLEET CAPITAL CORPORATION


                                        By: /s/ H. MICHAEL WILLS
                                           -------------------------------------
                                        Name: H. Michael Wills
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

EXHIBIT:

A - Property Description

THE STATE OF Texas             )
                               )
COUNTY OF Harris               )

         This instrument was acknowledged before me on 9/11, 1996, by DRL, the CEO of Sepco Industries, Inc., a Texas corporation, on behalf of said corporation.


                                        /s/ TERRI E. HATFIELD
                                        ---------------------------------------
[NOTARY STAMP]                          Notary Public in and for
                                        the State of Texas

                                        Terri E. Hatfield
                                        ---------------------------------------
                                        Notary's Printed Name

My Commission Expires:

 6/24/2000
--------------


THE STATE OF TEXAS             )
                               )
COUNTY OF DALLAS               )

         This instrument was acknowledged before me on 9/11, 1996, by H. Michael Wills, the Vice President of Fleet Capital Corporation, a Rhode Island corporation, on behalf of said corporation.


                                    /s/ SANDRA REVLETT LANNEN
[NOTARY STAMP]                      -------------------------------------------
                                    Notary Public in and for the State of Texas

                                    Sandra Revlett Lannen
                                    -------------------------------------------
                                    Notary's Printed Name

My Commission Expires:

  03/06/00
------------------

                                   EXHIBIT A

                              PROPERTY DESCRIPTION


Lot Fourteen (14), Block Two (2), RUSSELL INDUSTRIAL AREA, a Subdivision of the City of Corpus Christi, Texas, as shown by the map or plat thereof recorded in Volume 22, Page 36, Map Records of Nueces County, Texas.




                               Exhibit A - Page 1